UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:   BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2018

Date of reporting period: 02/28/2018

Item 1 – Report to Stockholders

FEBRUARY 28, 2018

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. Faster global growth drove the equity market, while rising interest rates constrained bond returns.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment. Higher prices for industrial metals also bolstered the outlook for emerging-market countries.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also began to reduce its balance sheet, while setting expectations for additional rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.84%	17.10%
U.S. small cap equities (Russell 2000® Index)	8.30	10.51
International equities (MSCI Europe, Australasia, Far East Index)	7.12	20.13
Emerging market equities (MSCI Emerging Markets Index)	10.58	30.51
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.99
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(5.47)	(2.54)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.15)	2.32
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.11	4.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of February 28, 2018	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 28, 2018 ($11.47)(a)	7.17%
Current Monthly Distribution per Common Share(b)	$0.0685
Current Annualized Distribution per Common Share(b)	$0.8220
Economic Leverage as of February 28, 2018(c)	31%

(a)	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary

	02/28/18	02/28/17	Change	High	Low
Market Price	$11.47	$11.68	(1.80)%	$11.85	$11.23
Net Asset Value	12.62	12.70	(0.63)	12.81	12.45

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2018 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	6.60%	6.69%	6.81%
Fund at Market Price(a)(b)	5.35	7.51	4.41
Reference Benchmark(c)	4.20	4.73	4.69
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	4.18	5.20	5.34
S&P/LSTA Leveraged Loan Index(e)	4.22	4.24	4.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.
(d)	An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The largest sector contributors over the annual period included the technology, health care and independent energy. B-rated loan credits were the largest driver of positive performance, consistent with the Fund’s overweight positioning within the ratings spectrum. Lastly, tactical positions were substantial positive contributors to performance, including the strategy’s net long equity position and holdings of collateralized loan obligations (“CLOs”).

The sole absolute detractor came from the Fund’s sector exposure to chemicals. There were no absolute detractors from a credit rating perspective. While the Fund’s overall tactical positioning contributed positively in aggregate, exposure to convertible securities detracted from performance.

Describe recent portfolio activity.

Given the strong rally in the leveraged finance markets since the beginning of 2016, both high yield bond and leveraged loan spreads have been trading inside of historical averages. As a result, the portfolio transitioned from a moderately overweight risk position to an in-line risk position over the course of 2017 and into 2018. Throughout the period, the Fund remained focused on quality, and on more consistent cash flow credit stories where balance sheets and asset coverage were strong. The Fund remained underweight to the stressed/distressed segments of the market that carry higher yields and greater downside risk. From an asset allocation perspective, key changes included additions to the Fund’s floating rate loan interest (bank loan) and CLO allocations, and a reduction in exposure to high yield bonds. The Fund reduced sector exposure to media and retail on the view that both segments remain challenged from a fundamental perspective. By contrast, exposure to technology names was increased.

Describe portfolio positioning at period end.

The Fund’s largest credit quality exposures were to B-rated credits, followed by BB-rated issuers. The Fund had exposure to CCC-rated issuers, but continued to avoid lower-rated, riskier market segments. As credit selection remains vital to performance, the Fund maintained its up-in-quality and strong liquidity biases. Stylistically, the Fund’s core issuer and credit biases remained centered on cash flow views, determination of a specific catalyst and/or idiosyncratic characteristics. The Fund generally underweighted businesses with more cyclical income profiles or deteriorating fundamental trends. From an individual issuer perspective, the Fund’s most significant overweight positions were CenturyLink, Inc. and Level 3 Communications (wirelines); First Data Corp. (technology); and Altice and Numericable Group SA (cable & satellite). As of period end, the portfolio held most of its assets in bank loans and high yield bonds, with the remainder in CLOs, investment grade credit, equities and hybrid securities (i.e., convertibles and preferreds).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of February 28, 2018 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	02/28/18		02/28/17
Floating Rate Loan Interests	56%		47%
Corporate Bonds	36		49
Asset-Backed Securities	7		2
Investment Companies	—	(a)	1
Preferred Securities	1		1
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests, Rights and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Rights and Warrants.

CREDIT QUALITY ALLOCATION (d)

	02/28/18	02/28/17
A	3%	—%
BBB/Baa	11	8
BB/Ba	37	42
B	38	39
CCC/Caa	5	6
N/R	6	5

(d)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 0.6%

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.(a)(b)(c)		481,806	$168,632
GEO Specialty Chemicals, Inc.(a)(b)		557,488	195,121
LyondellBasell Industries NV, Class A		26	2,814

			366,567
Diversified Financial Services — 0.4%
Kcad Holdings I Ltd.(a)(b)		1,075,282,733	2,860,268

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		10,718	504

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Energy Corp.		39,599	750,401

Internet Software & Services — 0.0%
New Holdings LLC		252	88,200

Media — 0.0%
Adelphia Communications Corp., Class A(a)(b)		400,000	—
Adelphia Recovery Trust(b)		396,568	198

			198
Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	74,880

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,707	12,103

Software — 0.1%
Avaya Holdings Corp.(b)		20,440	429,035

Specialty Retail — 0.0%
Things Remembered, Inc.(a)(b)		1,199,043	—

Total Common Stocks — 0.6% (Cost — $21,130,855)			4,582,156

	Par (000)
Asset-Backed Securities — 10.4%

Asset-Backed Securities — 10.4%
ALM VI Ltd., Series 2012-6A, Class B1RR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/26(c)(d)	USD	3,000	3,007,766
ALM XII Ltd., Series 2015-12A, Class BR, (3 mo. LIBOR US + 2.05%), 3.77%, 04/16/27(c)(d)		1,250	1,258,924
ALM XII, Ltd., Series 2015-12A, Class C2R, (3 mo. LIBOR US + 3.20%), 4.92%, 04/16/27(c)(d)		1,500	1,520,501
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A(c)(d):
Class BR, (3 mo. LIBOR US + 2.05%), 3.77%, 07/15/27		1,000	1,007,575
Class C1R, (3 mo. LIBOR US + 3.20%), 4.92%, 07/15/27		1,650	1,674,532
Class D, (3 mo. LIBOR US + 5.35%), 7.07%, 07/15/27		1,250	1,256,103
Anchorage Capital CLO 5-R, Ltd., Series 2014-5RA, Class C, 3.57%, 01/15/30(c)(e)		2,000	2,006,653
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (3 mo. LIBOR US + 2.40%), 4.12%, 07/15/30(c)(d)		700	714,212
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, 3.87%, 10/13/30(c)(e)		1,000	1,010,368
Apidos CDO, Series 2015-21A, Class C, (3 mo. LIBOR US + 3.55%), 5.28%, 07/18/27(c)(d)		1,650	1,658,264

	Par (000)		Value
Asset-Backed Securities (continued)
Apidos CLO XII, Series 2013-12A, Class AR, 2.98%, 04/15/31(c)(e)	USD	776	$775,314
Ares CLO Ltd.(c)(d):
Series 2015-38A, Class D, (3 mo. LIBOR US + 4.15%), 5.89%, 01/20/27		1,000	1,000,268
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 5.92%, 01/15/29		450	464,390
Ares XLIV CLO Ltd., Series 2017-44A(c)(d):
Class C, (3 mo. LIBOR US + 3.45%), 4.76%, 10/15/29		1,000	1,022,426
Class D, (3 mo. LIBOR US + 6.55%), 7.86%, 10/15/29		1,000	1,025,363
Ares XXVII CLO Ltd., Series 2013-2A(c)(d):
Class CR, (3 mo. LIBOR US + 2.40%), 4.16%, 07/28/29		1,400	1,424,102
Class DR, (3 mo. LIBOR US + 3.75%), 5.51%, 07/28/29		1,000	1,026,129
Benefit Street Partners CLO XII Ltd., Series 2017-12A(c)(e):
Class B, 3.35%, 10/15/30		1,000	1,006,690
Class C, 4.40%, 10/15/30		1,250	1,263,046
BlueMountain CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.20%), 4.92%, 10/15/26(c)(d)		1,000	1,005,948
Burnham Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.85%), 5.59%, 10/20/29(c)(d)		1,000	1,013,203
Carlyle Global Market Strategies CLO Ltd.(c)(d):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 5.84%, 01/20/29		1,000	1,023,611
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.75%), 4.48%, 04/17/25		1,500	1,500,310
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.74%, 04/20/27		1,250	1,253,743
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.30%), 7.04%, 04/20/27		1,000	1,005,961
Series 2015-2A, Class C, (3 mo. LIBOR US + 3.75%), 5.51%, 04/27/27		250	250,714
Series 2015-2A, Class D, (3 mo. LIBOR US + 5.30%), 7.06%, 04/27/27		1,000	1,005,511
Catskill Park CLO, Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.70%), 5.44%, 04/20/29(c)(d)		1,000	1,018,541
CBAM 2017-3, Ltd., Series 2017-3A, Class E, 7.87%, 10/17/29(c)(e)		1,000	1,018,403
Cedar Funding IV CLO, Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 5.01%, 07/23/30(c)(d)		1,500	1,531,098
CIFC Funding III Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.90%), 3.64%, 07/22/26(c)(d)		1,375	1,375,644
CIFC Funding Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.15%), 4.89%, 07/22/26(c)(d)		1,000	1,005,001
CIFC Funding V Ltd., Series 2015-5A, Class D, (3 mo. LIBOR US + 6.30%), 8.05%, 10/25/27(c)(d)		1,000	1,004,679
Dryden Senior Loan Fund, Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 5.96%, 01/15/28(c)(d)		1,000	1,020,445
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 6.52%, 11/15/28(c)(d)		800	814,044
Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 6.69%, 04/15/31(a)(c)(e)(f)		425	425,000

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities (continued)
Highbridge Loan Management 6-2015, Ltd., Series 6A-2015, Class CR, 4.34%, 02/05/31(a)(c)(e)(f)	USD	300	$300,000
Highbridge Loan Management Ltd.(c)(d):
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.10%), 3.86%, 01/29/26		1,250	1,257,242
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.10%), 3.86%, 01/29/26		500	501,654
Series 5A-2015, Class D1R, (3 mo. LIBOR US + 3.30%), 5.06%, 01/29/26		1,250	1,252,923
Series 6A-2015, Class D, (3 mo. LIBOR US + 3.65%), 5.44%, 05/05/27		300	300,180
LCM XV LP, Series 15A(c)(d):
Class CR, (3 mo. LIBOR US + 2.40%), 3.14%, 07/20/30		2,250	2,294,079
Class DR, (3 mo. LIBOR US + 3.70%), 5.44%, 07/20/30		1,250	1,278,556
LCM XXV, Ltd., Series 25A, Class D, (3 mo. LIBOR US + 3.45%), 5.19%, 07/20/30(c)(d)		1,000	1,016,146
Madison Park Funding Ltd., Series 2018-27A, Class B, 3.85%, 04/20/30(c)(e)(f)		1,000	1,000,000
Madison Park Funding X, Ltd., Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.20%), 5.94%, 01/20/29(c)(d)		1,500	1,536,170
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.25%), 4.99%, 07/20/26(c)(d)		1,015	1,022,673
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.50%), 7.24%, 04/20/26(c)(d)		1,000	1,001,992
MP CLO VII, Ltd., Series 2015-1A, Class DR, 4.23%, 04/18/27(c)(e)		280	280,234
Neuberger Berman CLO XV, Series 2013-15A, Class CR, 3.77%, 10/15/29(c)(e)		1,000	1,012,717
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 5.39%, 04/22/29(c)(d)		1,000	1,021,163
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.25%), 6.08%, 11/14/27(c)(d)		1,000	1,015,541
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.75%), 8.48%, 10/17/27(c)(d)		1,000	1,020,285
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.58%), 8.31%, 10/17/27(c)(d)		1,000	1,019,183
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.47%), 6.37%, 11/22/25(c)(d)		1,000	1,016,582
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3.64%, 01/22/30(c)(e)		1,500	1,505,282
OZLM Funding IV Ltd., 3.94%, 10/22/30(c)(e)		1,000	1,015,374
OZLM Funding, Ltd., Series 2012-1A(c)(d):
Class BR2, (3 mo. LIBOR US + 2.30%), 4.04%, 07/23/29		1,000	1,018,910
Class CR2, (3 mo. LIBOR US + 3.60%), 5.34%, 07/23/29		1,000	1,023,390
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.55%), 5.29%, 01/20/27(c)(d)		750	753,385
Palmer Square CLO Ltd., Series 2015-2A(c)(d):
Class CR, (3 mo. LIBOR US + 3.70%), 5.44%, 07/20/30		1,200	1,221,260
Class DR, (3 mo. LIBOR US + 6.50%), 8.24%, 07/20/30		1,000	1,021,978

	Par (000)		Value
Asset-Backed Securities (continued)
Recette CLO Ltd., Series 2015-1A, Class DR, 4.49%, 10/20/27(c)(e)	USD	1,000	$1,001,254
Sound Point CLO III, Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.35%), 5.07%, 07/15/25(c)(d)		1,000	1,001,908
Sound Point CLO IV Ltd., Series 2013-3A(c)(d):
Class CR, (3 mo. LIBOR US + 2.25%), 3.99%, 01/21/26		1,000	1,003,186
Class DR, (3 mo. LIBOR US + 3.40%), 5.14%, 01/21/26		500	501,033
Symphony CLO Ltd. (3 mo. LIBOR US + 3.65%), 5.37%, 07/15/28(c)(d)		1,700	1,710,179
THL Credit Wind River 2014-3 CLO, Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 2.20%), 3.94%, 01/22/27(c)(d)		1,000	1,003,503
Webster Park CLO Ltd., Series 2015-1A(c)(d):
Class B1, (3 mo. LIBOR US + 3.10%), 4.84%, 01/20/27		500	500,743
Class C, (3 mo. LIBOR US + 4.05%), 5.79%, 01/20/27		500	500,631
York CLO 1, Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.35%), 4.09%, 01/22/27(c)(d)		1,500	1,505,360

Total Asset-Backed Securities — 10.4% (Cost — $75,825,077)			76,829,178

Corporate Bonds — 53.5%

Aerospace & Defense — 1.5%
Arconic, Inc.:
5.13%, 10/01/24		1,739	1,802,039
5.90%, 02/01/27		280	301,000
6.75%, 01/15/28		128	145,920
Bombardier, Inc.(c):
7.75%, 03/15/20		168	179,340
8.75%, 12/01/21		144	157,860
6.00%, 10/15/22		1,356	1,352,610
6.13%, 01/15/23		390	390,975
7.50%, 12/01/24		648	673,110
7.50%, 03/15/25		1,377	1,413,146
KLX, Inc., 5.88%, 12/01/22(c)		1,662	1,711,860
Koppers, Inc., 6.00%, 02/15/25(c)		606	627,210
TransDigm, Inc.:
6.00%, 07/15/22		922	943,897
6.50%, 07/15/24		1,309	1,349,906
6.38%, 06/15/26		31	31,698

			11,080,571
Air Freight & Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 06/15/22(c)		1,831	1,901,951

Airlines — 0.6%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 05/15/18(c)		712	717,340
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18		2,390	2,404,937
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 05/15/23		1,044	1,085,659
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18(c)		251	254,767

			4,462,703
Auto Components — 0.6%
Allison Transmission, Inc., 5.00%, 10/01/24(c)		685	694,419

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Auto Components (continued)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	100	$127,032
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	133	133,000
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	124,257
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22	USD	829	841,435
6.75%, 02/01/24		399	406,980
6.38%, 12/15/25		184	184,690
IHO Verwaltungs GmbH(g):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	124,269
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	126,026
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26		100	128,710
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(c)	USD	900	882,000
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/23(c)		425	434,562
Tesla, Inc., 5.30%, 08/15/25(c)		518	491,610
Venture Holdings Co. LLC(a)(b)(h):
12.00%, 06/01/09		5,150	—
Series B, 9.50%, 07/01/05		5,125	—

			4,698,990
Banks — 0.2%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(i)	EUR	100	131,707
Alpha Bank AE, 2.50%, 02/05/23		100	121,619
Banco Espirito Santo SA(b)(h):
2.63%, 05/08/17		100	36,600
4.00%, 01/21/19		100	36,600
Banco Popolare, 2.75%, 07/27/20		100	127,316
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(i)		100	127,547
Bankia SA(i):
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24		100	126,673
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27		100	129,371
CaixaBank SA (5 year EUR Swap + 3.35%), 3.50%, 02/15/27(i)		100	130,169
CIT Group, Inc., 5.00%, 08/15/22	USD	74	76,313
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(e)	EUR	100	123,525
National Bank of Greece SA, 2.75%, 10/19/20		100	124,783

			1,292,223
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 06/17/21		100	129,015

Building Products — 0.4%
American Builders & Contractors Supply Co., Inc.(c):
5.63%, 04/15/21	USD	84	85,050
5.75%, 12/15/23		415	432,637
Beacon Escrow Corp., 4.88%, 11/01/25(c)		640	624,192
Building Materials Corp. of America, 6.00%, 10/15/25(c)		664	701,350
CPG Merger Sub LLC, 8.00%, 10/01/21(c)		446	459,380
Ply Gem Industries, Inc., 6.50%, 02/01/22		472	489,266
Standard Industries, Inc.(c):
5.50%, 02/15/23		303	311,332
5.38%, 11/15/24		85	86,913

	Par (000)		Value
Building Products (continued)
USG Corp., 4.88%, 06/01/27(c)	USD	214	$210,790

			3,400,910
Capital Markets — 0.6%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		3,526	3,556,852
6.00%, 08/18/21		576	578,736
NFP Corp., 6.88%, 07/15/25(c)		106	106,265

			4,241,853
Chemicals — 3.3%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,100	1,105,500
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	128,204
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)	USD	325	326,625
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		564	654,240
10.00%, 10/15/25		376	448,380
CF Industries, Inc., 5.15%, 03/15/34		185	181,300
Chemours Co.:
6.63%, 05/15/23		270	283,838
7.00%, 05/15/25		321	345,877
5.38%, 05/15/27		200	200,500
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		7,179	10,179,073
Hexion, Inc., 10.38%, 02/01/22(c)		311	303,225
Huntsman International LLC, 5.13%, 11/15/22		1,101	1,136,782
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	125,045
INEOS Group Holdings SA, 5.38%, 08/01/24		100	128,833
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	2,675	2,782,000
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		350	345,625
Olin Corp., 5.00%, 02/01/30		281	271,165
Platform Specialty Products Corp.(c):
6.50%, 02/01/22		2,687	2,757,534
5.88%, 12/01/25		788	784,060
PQ Corp.(c):
6.75%, 11/15/22		759	800,745
5.75%, 12/15/25		247	250,705
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	100	127,185
Tronox Finance PLC, 5.75%, 10/01/25(c)	USD	172	170,710
WR Grace & Co-Conn, 5.13%, 10/01/21(c)		410	424,350

			24,261,501
Commercial Services & Supplies — 0.8%
ADT Corp.:
6.25%, 10/15/21		574	609,516
3.50%, 07/15/22		283	270,265
4.13%, 06/15/23		330	320,925
4.88%, 07/15/32(c)		1,054	959,140
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		608	620,160
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(c)		505	499,950
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		740	765,900
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		408	411,060
La Financiere Atalian SAS, 4.00%, 05/15/24	EUR	100	126,059
Mobile Mini, Inc., 5.88%, 07/01/24	USD	104	108,160
Paprec Holding SA, 5.25%, 04/01/22	EUR	100	125,077
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21	USD	62	59,675
5.25%, 08/15/22		32	32,040

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Commercial Services & Supplies (continued)
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)	USD	302	$305,413
United Rentals North America, Inc.:
4.63%, 07/15/23		114	116,565
5.75%, 11/15/24		165	170,362
5.50%, 07/15/25		2	2,060
5.50%, 05/15/27		177	181,159
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	144,994

			5,828,480
Communications Equipment — 0.5%
CommScope Technologies Finance LLC, 6.00%, 06/15/25(c)	USD	105	108,444
CommScope Technologies LLC, 5.00%, 03/15/27(c)		275	268,297
CommScope, Inc., 5.50%, 06/15/24(c)		227	231,256
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		2,321	2,410,939
6.38%, 05/15/25		175	182,896
5.75%, 01/15/27(c)		380	381,900

			3,583,732
Construction & Engineering — 0.5%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(c)		1,699	1,837,044
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(c)		832	859,040
Engility Corp., 8.88%, 09/01/24		468	496,080
SPIE SA, 3.13%, 03/22/24	EUR	100	125,975
Tutor Perini Corp., 6.88%, 05/01/25(c)	USD	182	191,100
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25(c)		52	51,984

			3,561,223
Construction Materials — 0.6%
American Tire Distributors, Inc., 10.25%, 03/01/22(c)		384	399,886
HD Supply, Inc., 5.75%, 04/15/24(c)		3,188	3,343,415
PulteGroup, Inc., 5.50%, 03/01/26		235	238,819
Rexel SA, 3.50%, 06/15/23	EUR	130	166,205

			4,148,325
Consumer Discretionary — 0.2%
Arch Merger Sub, Inc., 8.50%, 09/15/25(c)	USD	512	491,520
Elis SA, 1.88%, 02/15/23	EUR	100	123,067
Viking Cruises Ltd.(c):
6.25%, 05/15/25	USD	72	73,080
5.88%, 09/15/27		666	649,350

			1,337,017
Consumer Finance — 0.8%
Ally Financial, Inc.:
5.13%, 09/30/24		1,207	1,252,262
8.00%, 11/01/31		1,755	2,176,200
CDK Global, Inc., 4.88%, 06/01/27(c)		333	330,403
IHS Markit Ltd., 4.00%, 03/01/26(c)		151	146,470
Navient Corp.:
6.63%, 07/26/21		177	184,965
6.50%, 06/15/22		326	339,855
5.50%, 01/25/23		345	341,550
7.25%, 09/25/23		10	10,625
6.13%, 03/25/24		237	239,370
5.88%, 10/25/24		258	255,420
5.63%, 08/01/33		260	231,400
OneMain Financial Holdings LLC, 7.25%, 12/15/21(c)		124	128,821

	Par (000)		Value
Consumer Finance (continued)
Springleaf Finance Corp., 5.63%, 03/15/23	USD	224	$221,760

			5,859,101
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 06/30/21(c)		1,270	1,298,575
4.63%, 05/15/23(c)		223	222,721
6.75%, 05/15/24	EUR	125	166,416
7.25%, 05/15/24(c)	USD	2,485	2,662,056
6.00%, 02/15/25(c)		1,218	1,248,450
4.75%, 07/15/27	GBP	100	133,870
Ball Corp.:
5.00%, 03/15/22	USD	158	163,925
4.00%, 11/15/23		32	31,680
BWAY Holding Co.(c):
5.50%, 04/15/24		882	901,845
7.25%, 04/15/25		142	146,615
Horizon Holdings I SASU, 7.25%, 08/01/23	EUR	100	127,996
International Paper Co., 7.30%, 11/15/39	USD	5	6,716
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22(g)	EUR	100	128,787
Mercer International, Inc., 6.50%, 02/01/24	USD	144	150,840
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
6.88%, 02/15/21		92	93,331
(3 mo. LIBOR US + 3.50%), 5.22%, 07/15/21(c)(d)		1,361	1,376,311
5.13%, 07/15/23(c)		372	378,975
7.00%, 07/15/24(c)		1,882	1,981,981
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	127,045
Sealed Air Corp., 4.88%, 12/01/22(c)	USD	278	286,340
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 05/01/22(c)		1,368	1,415,880
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	124,416
Smurfit Kappa Acquisitions, 4.88%, 09/15/18(c)	USD	200	199,000
Verallia Packaging SASU, 5.13%, 08/01/22	EUR	100	126,280

			13,500,051
Diversified Consumer Services — 0.6%
APX Group, Inc.:
6.38%, 12/01/19	USD	106	107,590
8.75%, 12/01/20		331	333,483
7.88%, 12/01/22		696	733,410
GW Honos Security Corp., 8.75%, 05/15/25(c)		113	121,616
Laureate Education, Inc., 8.25%, 05/01/25(c)		119	126,735
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		2,740	2,983,175
Service Corp. International, 4.50%, 11/15/20		307	308,535
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		156	153,660

			4,868,204
Diversified Financial Services — 0.5%
Aircastle Ltd.:
5.13%, 03/15/21		33	33,908
5.50%, 02/15/22		337	350,480
Arrow Global Finance PLC (3 mo. Euribor + 2.88%), 2.88%, 04/01/25(d)	EUR	100	119,860
Banca IFIS SpA, 4.50%, 10/17/27(e)		100	123,983
EC Finance PLC, 2.38%, 11/15/22		100	123,660
FBM Finance, Inc., 8.25%, 08/15/21(c)	USD	350	369,250
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(e)	EUR	100	115,907
Intrum Justitia AB, 2.75%, 07/15/22		100	119,867
Jefferies Finance LLC/JFIN Co-Issuer Corp.(c):
7.38%, 04/01/20	USD	625	632,506
6.88%, 04/15/22		516	516,000

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Diversified Financial Services (continued)
ProGroup AG, 5.13%, 05/01/22	EUR	130	$162,705
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)	USD	590	594,425
UniCredit SpA:
6.95%, 10/31/22	EUR	100	149,839
(5 year EUR Swap + 4.32%), 4.38%, 01/03/27(i)		100	132,722
Vantiv LLC/Vanity Issuer Corp.(c):
3.88%, 11/15/25	GBP	100	136,314
4.38%, 11/15/25	USD	221	214,094
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	100	128,009

			4,023,529
Diversified Telecommunication Services — 1.7%
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39	USD	117	102,083
Series S, 6.45%, 06/15/21		1,679	1,716,778
Series U, 7.65%, 03/15/42		401	348,870
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		1,054	1,001,300
Frontier Communications Corp.:
7.13%, 01/15/23		216	143,910
7.63%, 04/15/24		579	367,665
6.88%, 01/15/25		1,534	935,740
11.00%, 09/15/25		407	318,986
Level 3 Financing, Inc.:
5.38%, 08/15/22		713	720,130
5.13%, 05/01/23		1,120	1,120,000
5.38%, 01/15/24		646	642,770
5.38%, 05/01/25		758	752,315
5.25%, 03/15/26		340	327,247
OTE PLC, 3.50%, 07/09/20	EUR	100	129,015
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.85%), 6.88%(i)(j)	USD	735	725,335
4.75%, 09/19/24		200	194,053
4.75%, 07/30/25	EUR	129	165,642
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	579	634,005
6.00%, 09/30/34		498	521,655
7.20%, 07/18/36		397	464,490
7.72%, 06/04/38		59	72,275
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	181,533
Telecom Italia SpA:
3.25%, 01/16/23		150	199,004
5.30%, 05/30/24(c)	USD	896	928,480

			12,713,281
Electric Utilities — 0.1%
AES Corp., 5.50%, 04/15/25		115	117,875
DPL, Inc., 7.25%, 10/15/21		52	56,680
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(c)		169	166,676
Talen Energy Supply LLC, 6.50%, 06/01/25		45	34,763

			375,994
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	135,061
Belden, Inc., 5.50%, 04/15/23		3	3,779

			138,840
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23	USD	101	102,515
5.50%, 12/01/24		2,303	2,406,635

			2,509,150

	Par (000)		Value
Energy Equipment & Services — 0.7%
Ensco PLC:
5.20%, 03/15/25	USD	55	$45,650
7.75%, 02/01/26		381	360,045
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)		390	396,825
Pioneer Energy Services Corp., 6.13%, 03/15/22		573	517,848
Precision Drilling Corp.:
6.50%, 12/15/21		4	4,070
7.75%, 12/15/23		150	158,250
Transocean, Inc.:
5.80%, 10/15/22		186	180,448
9.00%, 07/15/23(c)		914	987,120
7.50%, 01/15/26(c)		132	132,990
6.80%, 03/15/38		267	214,935
Trinidad Drilling Ltd., 6.63%, 02/15/25(c)		436	421,285
Weatherford International Ltd.:
7.75%, 06/15/21		215	214,194
8.25%, 06/15/23		163	158,110
9.88%, 02/15/24		965	955,350
6.50%, 08/01/36		266	202,160
7.00%, 03/15/38		180	143,100
5.95%, 04/15/42		189	136,080

			5,228,460
Environmental, Maintenance, & Security Service — 0.2%
Tervita Escrow Corp., 7.63%, 12/01/21(c)		1,094	1,099,470
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		266	267,330

			1,366,800
Food & Staples Retailing — 0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		204	187,935
5.75%, 03/15/25		54	47,250
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	141,774
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	200	264,463
Dollar Tree, Inc.:
5.25%, 03/01/20	USD	69	69,862
5.75%, 03/01/23		2,882	2,993,677
Post Holdings, Inc., 5.63%, 01/15/28(c)		69	67,189
Rite Aid Corp., 6.13%, 04/01/23(c)		218	219,090

			3,991,240
Food Products — 0.6%
Acosta, Inc., 7.75%, 10/01/22(c)		272	194,480
B&G Foods, Inc., 5.25%, 04/01/25		200	192,500
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		598	623,415
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 06/15/25(c)		904	863,320
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(c)		352	348,550
Pilgrim’s Pride Corp.(c):
5.75%, 03/15/25(f)		362	360,190
5.88%, 09/30/27		192	186,682
Post Holdings, Inc.(c):
5.50%, 03/01/25		18	18,113
5.00%, 08/15/26		1,548	1,470,600
5.75%, 03/01/27		87	85,912

			4,343,762

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Health Care Equipment & Supplies — 1.1%
Avantor, Inc.:
4.75%, 10/01/24	EUR	100	$121,123
6.00%, 10/01/24(c)	USD	3,050	3,050,000
Crimson Merger Sub, Inc., 6.63%, 05/15/22(c)		2,159	2,142,808
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(c)		1,302	1,262,940
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(c):
4.88%, 04/15/20		350	338,625
5.75%, 08/01/22		1,020	902,700
5.63%, 10/15/23		236	195,290
5.50%, 04/15/25		125	98,750

			8,112,236
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		708	716,567
5.63%, 02/15/23		105	107,725
6.50%, 03/01/24		122	125,965
Air Medical Merger Sub Corp., 6.38%, 05/15/23(c)		115	109,250
Amsurg Corp., 5.63%, 07/15/22		50	50,813
Centene Corp.:
5.63%, 02/15/21		688	704,340
4.75%, 05/15/22		67	68,131
6.13%, 02/15/24		311	326,550
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		554	521,043
5.13%, 08/01/21		309	285,052
DaVita, Inc., 5.13%, 07/15/24		517	513,446
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(g)		342	342,003
Envision Healthcare Corp., 6.25%, 12/01/24(c)		115	121,037
HCA, Inc.:
6.50%, 02/15/20		14	14,770
5.88%, 03/15/22		1,050	1,113,000
5.00%, 03/15/24		804	819,075
5.88%, 02/15/26		1,427	1,476,945
5.25%, 06/15/26		989	1,013,725
4.50%, 02/15/27		35	34,169
5.50%, 06/15/47		1,593	1,573,087
HealthSouth Corp., 5.75%, 11/01/24		179	180,790
MEDNAX, Inc., 5.25%, 12/01/23(c)		208	212,940
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		695	731,487
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(g)		928	946,560
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		169	177,450
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(c)		128	129,920
Surgery Center Holdings, Inc., 8.88%, 04/15/21(c)		322	334,075
Team Health Holdings, Inc., 6.38%, 02/01/25(c)		545	498,675
Tenet Healthcare Corp.:
6.00%, 10/01/20		1,123	1,167,909
7.50%, 01/01/22(c)		322	339,710
8.13%, 04/01/22		2,540	2,679,700
4.63%, 07/15/24(c)		243	233,280
THC Escrow Corp. III, 5.13%, 05/01/25(c)		213	206,610
Vizient, Inc., 10.38%, 03/01/24(c)		398	445,760

			18,321,559

	Par (000)		Value
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)	USD	279	$279,000
Quintiles IMS, Inc., 3.25%, 03/15/25(c)	EUR	100	123,075

			402,075
Hotels, Restaurants & Leisure — 2.1%
Burger King France SAS:
(3 mo. Euribor + 5.25%), 5.25%, 05/01/23(d)		100	124,299
6.00%, 05/01/24		100	129,306
Cirsa Funding Luxembourg SA, 5.88%, 05/15/23		100	126,176
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	127,130
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(c)	USD	551	538,602
ESH Hospitality, Inc., 5.25%, 05/01/25(c)		183	182,543
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26		106	109,445
Golden Nugget, Inc., 6.75%, 10/15/24(c)		493	505,325
IRB Holding Corp., 6.75%, 02/15/26(c)		233	232,639
Jacobs Entertainment, Inc., 7.88%, 02/01/24(c)		165	176,344
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		66	66,660
5.25%, 06/01/26		250	253,125
4.75%, 06/01/27		223	217,983
MGM Resorts International:
5.25%, 03/31/20		1,261	1,300,406
6.75%, 10/01/20		275	293,563
6.63%, 12/15/21		1,352	1,460,904
4.63%, 09/01/26		987	964,783
New Red Finance, Inc.(c):
4.25%, 05/15/24		7	6,685
5.00%, 10/15/25		2,806	2,734,096
Scientific Games International, Inc.:
7.00%, 01/01/22(c)		905	952,512
10.00%, 12/01/22		2,189	2,375,065
5.00%, 10/15/25(c)		438	433,072
Six Flags Entertainment Corp., 4.88%, 07/31/24(c)		925	922,771
Station Casinos LLC, 5.00%, 10/01/25(c)		572	557,700
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	62	95,644
Vue International Bidco PLC, 7.88%, 07/15/20		147	205,410
Wyndham Worldwide Corp., 4.15%, 04/01/24	USD	166	166,320
Wynn Macau Ltd., 5.50%, 10/01/27(c)		200	196,940

			15,455,448
Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)		285	294,263
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(c)		229	249,896
Lennar Corp.:
6.63%, 05/01/20(c)		130	137,475
8.38%, 01/15/21(c)		852	950,406
4.75%, 11/15/22		118	118,590
4.88%, 12/15/23		265	268,644
5.25%, 06/01/26(c)		193	196,860
4.75%, 11/29/27(c)		605	585,337
Mattamy Group Corp., 6.50%, 10/01/25(c)		90	94,050
Tempur Sealy International, Inc., 5.50%, 06/15/26		227	223,028
Toll Brothers Finance Corp., 6.75%, 11/01/19		110	115,500

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Household Durables (continued)
TRI Pointe Group, Inc.:
4.38%, 06/15/19	USD	435	$436,087
4.88%, 07/01/21		525	527,625

			4,197,761
Household Products — 0.0%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	102	121,211

Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.:
4.88%, 05/15/23	USD	199	200,741
6.00%, 05/15/26		656	688,800
5.13%, 09/01/27		608	615,600
Calpine Corp.(c):
5.88%, 01/15/24		128	130,720
5.25%, 06/01/26		1,304	1,264,880
Dynegy, Inc.:
7.38%, 11/01/22		231	243,416
5.88%, 06/01/23		133	136,325
8.00%, 01/15/25(c)		348	378,015
8.13%, 01/30/26(c)		217	237,615
NRG Energy, Inc.:
6.63%, 01/15/27		1,562	1,612,765
5.75%, 01/15/28(c)		298	294,215
NRG Yield Operating LLC, 5.38%, 08/15/24		341	344,622
QEP Resources, Inc., 5.38%, 10/01/22		515	522,725
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		222	217,560
5.00%, 01/31/28		222	214,852

			7,102,851
Industrial Conglomerates — 0.3%
Colfax Corp., 3.25%, 05/15/25	EUR	100	123,743
Vertiv Group Corp., 9.25%, 10/15/24(c)	USD	1,747	1,843,085

			1,966,828
Insurance — 0.5%
Ardonagh Midco 3 PLC, 8.38%, 07/15/23	GBP	100	140,833
Assicurazioni Generali SpA(d):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	155,042
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	142,495
Groupama SA, 6.00%, 01/23/27		100	150,164
HUB International Ltd., 7.88%, 10/01/21(c)	USD	1,138	1,173,563
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		23	23,288
Wayne Merger Sub LLC, 8.25%, 08/01/23(c)		1,978	2,057,120

			3,842,505
Internet Software & Services — 0.3%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	122,000
5.88%, 01/15/26	USD	997	1,044,357
Netflix, Inc., 3.63%, 05/15/27	EUR	100	122,569
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)	USD	405	421,771
Sabre GLBL, Inc., 5.25%, 11/15/23(c)		221	222,657
Symantec Corp., 5.00%, 04/15/25(c)		422	428,151
United Group BV, 4.38%, 07/01/22	EUR	126	155,995
ZPG PLC, 3.75%, 07/15/23	GBP	100	136,228

			2,653,728
IT Services — 1.5%
Ceridian HCM Holding, Inc., 11.00%, 03/15/21(c)	USD	795	821,497
First Data Corp.(c):
7.00%, 12/01/23		3,353	3,524,841
5.75%, 01/15/24		5,296	5,388,680
Gartner, Inc., 5.13%, 04/01/25(c)		320	328,000

	Par (000)		Value
IT Services (continued)
WEX, Inc., 4.75%, 02/01/23(c)	USD	826	$831,679

			10,894,697
Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(c)		422	429,385

Machinery — 0.3%
EnPro Industries, Inc., 5.88%, 09/15/22		292	302,673
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	132,149
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	265	261,025
SPX FLOW, Inc.(c):
5.63%, 08/15/24		359	365,282
5.88%, 08/15/26		359	368,872
Terex Corp., 5.63%, 02/01/25(c)		940	949,400

			2,379,401
Media — 6.7%
Altice Financing SA, 7.50%, 05/15/26(c)		594	598,455
Altice Luxembourg SA:
7.75%, 05/15/22(C)		1,690	1,575,925
6.25%, 02/15/25	EUR	100	113,802
Altice US Finance I Corp.(c):
5.38%, 07/15/23	USD	2,707	2,750,989
5.50%, 05/15/26		637	630,630
AMC Networks, Inc.:
5.00%, 04/01/24		259	259,648
4.75%, 08/01/25		528	511,500
Cablevision Systems Corp., 8.00%, 04/15/20		502	533,475
CBS Radio, Inc., 7.25%, 11/01/24(c)		159	163,738
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23		380	386,175
4.00%, 03/01/23(c)		486	473,242
5.13%, 05/01/27(c)		3,948	3,801,608
5.00%, 02/01/28(c)		155	146,328
Cequel Communications Holdings I LLC/Cequel Capital Corp.(c):
6.38%, 09/15/20		294	297,308
5.13%, 12/15/21		1,670	1,660,446
7.75%, 07/15/25		2,044	2,176,860
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		1,300	1,336,401
Clear Channel International BV, 8.75%, 12/15/20(c)		762	796,290
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		6,604	6,769,887
Series B, 7.63%, 03/15/20		1,993	1,990,509
CSC Holdings LLC:
10.13%, 01/15/23(c)		1,250	1,396,875
5.25%, 06/01/24		742	714,175
6.63%, 10/15/25(c)		400	420,000
10.88%, 10/15/25(c)		3,849	4,541,820
DISH DBS Corp.:
5.88%, 07/15/22		1,537	1,498,575
5.00%, 03/15/23		281	258,169
7.75%, 07/01/26		1,635	1,610,475
eircom Finance DAC, 4.50%, 05/31/22	EUR	100	124,989
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	1,433	1,397,175
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		14	11,568
9.75%, 07/15/25(c)		1,103	1,046,471
LG Finance Co. Corp., 5.88%, 11/01/24(c)		231	241,303
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	100	131,760

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Media (continued)
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)	USD	72	$71,550
MDC Partners, Inc., 6.50%, 05/01/24(c)		490	488,775
Meredith Corp., 6.88%, 02/01/26(c)		378	389,812
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(c)		463	489,044
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 08/01/18(c)		538	538,000
Numericable Group SA, 5.38%, 05/15/22	EUR	100	124,553
SFR Group SA(c):
6.00%, 05/15/22	USD	1,192	1,157,730
7.38%, 05/01/26		2,109	2,035,818
Sirius XM Radio, Inc., 4.63%, 05/15/23(c)		60	59,850
TEGNA, Inc.:
5.13%, 10/15/19		115	116,581
5.50%, 09/15/24(c)		172	176,730
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		400	386,000
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)		399	437,902
Tribune Media Co., 5.88%, 07/15/22		34	34,680
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25(c)		400	407,000
Univision Communications, Inc., 5.13%, 05/15/23(c)		381	360,997
UPCB Finance IV Ltd., 5.38%, 01/15/25(c)		200	197,750
Videotron Ltd., 5.13%, 04/15/27(c)		632	637,612
Virgin Media Finance PLC, 5.75%, 01/15/25(c)		967	950,077
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	200	279,542
Virgin Media Secured Finance PLC, 4.88%, 01/15/27		100	137,326
Ziggo Secured Finance BV, 5.50%, 01/15/27(c)	USD	150	143,813

			49,987,713
Metals & Mining — 3.7%
Alcoa Nederland Holding BV, 7.00%, 09/30/26(c)		270	291,600
ArcelorMittal, 3.13%, 01/14/22	EUR	100	132,385
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)	USD	317	335,227
Constellium NV(c):
5.75%, 05/15/24		250	251,875
5.88%, 02/15/26		926	935,260
First Quantum Minerals Ltd.(c):
7.00%, 02/15/21		730	752,812
7.25%, 05/15/22		235	242,050
FMG Resources August 2006 Property Ltd., 9.75%, 03/01/22(c)		553	610,866
Freeport-McMoRan, Inc.:
2.38%, 03/15/18		2,868	2,865,706
3.10%, 03/15/20		430	425,700
4.00%, 11/14/21		804	799,980
3.55%, 03/01/22		2,317	2,253,978
3.88%, 03/15/23		2,705	2,623,850
5.40%, 11/14/34		1,271	1,239,225
5.45%, 03/15/43		1,200	1,158,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		542	573,165
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		482	536,635
Kinross Gold Corp., 6.88%, 09/01/41		180	207,450
Novelis Corp.(c):
6.25%, 08/15/24		2,118	2,165,655

	Par (000)		Value
Metals & Mining (continued)
Novelis Corp.(c) (continued):
5.88%, 09/30/26	USD	1,822	$1,835,665
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	100	125,033
Ovako AB, 5.00%, 10/05/22		100	124,206
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	790	799,875
5.25%, 04/15/23		295	301,269
5.50%, 10/01/24		138	142,830
4.13%, 09/15/25		243	235,102
5.00%, 12/15/26		35	35,700
Teck Resources Ltd.:
3.75%, 02/01/23		1,348	1,317,670
8.50%, 06/01/24(c)		1,257	1,398,412
5.20%, 03/01/42		750	725,625
5.40%, 02/01/43		977	967,230
ThyssenKrupp AG, 1.38%, 03/03/22	EUR	75	92,324
United States Steel Corp.:
8.38%, 07/01/21(c)	USD	496	531,960
6.88%, 08/15/25		274	287,700

			27,322,020
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp., 6.88%, 10/15/21		423	426,172

Multiline Retail — 0.1%
Neiman Marcus Group Ltd.(c):
8.00%, 10/15/21		1,035	626,175
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21(g)		157	88,776

			714,951
Oil, Gas & Consumable Fuels — 6.3%
Andeavor Logistics LP, Series A, 6.88%(i)(j)		402	409,789
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		548	583,620
California Resources Corp., 8.00%, 12/15/22(c)		489	387,532
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21		120	117,000
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		211	211,528
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		442	494,598
5.88%, 03/31/25		1,250	1,321,875
5.13%, 06/30/27		1,062	1,073,947
Cheniere Energy Partners LP, 5.25%, 10/01/25(c)		425	429,250
Chesapeake Energy Corp.(c):
8.00%, 12/15/22		95	101,056
8.00%, 06/15/27		1,064	1,020,110
CONSOL Energy, Inc.:
5.88%, 04/15/22		6,448	6,484,270
8.00%, 04/01/23		40	42,350
11.00%, 11/15/25(c)		388	415,160
Continental Resources, Inc.:
3.80%, 06/01/24		598	580,807
4.38%, 01/15/28(c)		218	212,550
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)		517	524,755
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		90	92,700
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		750	735,000
DCP Midstream LLC(c):
4.75%, 09/30/21		745	758,037
6.45%, 11/03/36		250	275,000

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC(c) (continued):
6.75%, 09/15/37	USD	426	$474,990
DEA Finance SA, 7.50%, 10/15/22	EUR	100	134,186
Denbury Resources, Inc., 9.25%, 03/31/22(c)	USD	696	713,400
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		118	119,770
Diamondback Energy, Inc., 5.38%, 05/31/25		162	162,000
Eclipse Resources Corp., 8.88%, 07/15/23		140	140,700
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 01/30/26(c)		152	150,860
Energy Transfer Equity LP:
7.50%, 10/15/20		200	217,000
4.25%, 03/15/23		221	216,788
5.88%, 01/15/24		523	554,380
5.50%, 06/01/27		279	288,765
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		20	18,600
9.38%, 05/01/24(c)		741	546,487
8.00%, 11/29/24(c)		577	594,310
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		102	107,610
5.63%, 02/01/26		481	471,380
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		184	183,540
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		149	155,333
Gulfport Energy Corp.:
6.63%, 05/01/23		215	220,913
6.00%, 10/15/24		192	188,640
6.38%, 05/15/25		212	209,085
Halcon Resources Corp.:
6.75%, 02/15/25(c)		75	75,563
Series WI, 6.75%, 02/15/25		701	708,010
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(c)		356	356,000
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		226	220,965
MEG Energy Corp.(c):
6.38%, 01/30/23		3	2,573
7.00%, 03/31/24		534	455,235
6.50%, 01/15/25		938	920,412
Murphy Oil Corp.:
6.88%, 08/15/24		673	707,579
5.75%, 08/15/25		25	24,913
5.88%, 12/01/42		58	54,230
Nabors Industries, Inc., 5.75%, 02/01/25(c)		380	362,662
NGPL PipeCo LLC(c):
4.38%, 08/15/22		240	239,400
7.77%, 12/15/37		1,179	1,444,275
Noble Holding International Ltd.:
7.75%, 01/15/24		400	365,500
7.70%, 04/01/25		159	142,305
7.88%, 02/01/26(c)		1,319	1,325,595
Oasis Petroleum, Inc.:
6.50%, 11/01/21		268	273,360
6.88%, 03/15/22		227	232,533
6.88%, 01/15/23		143	145,860
Paramount Resources Ltd., 6.88%, 06/30/23(c)		953	991,120
Parker Drilling Co., 7.50%, 08/01/20		195	179,888
Parsley Energy LLC/Parsley Finance Corp.(c):
5.38%, 01/15/25		315	311,850
5.63%, 10/15/27		310	307,481
PDC Energy, Inc., 6.13%, 09/15/24		98	100,205

	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos, 5.38%, 03/13/22(c)	USD	102	$106,590
Precision Drilling Corp., 7.13%, 01/15/26(c)		64	64,560
Range Resources Corp.:
5.88%, 07/01/22		1,015	1,030,225
4.88%, 05/15/25		97	92,878
Resolute Energy Corp., 8.50%, 05/01/20		639	638,201
Rockies Express Pipeline LLC(c):
6.85%, 07/15/18		99	100,238
6.00%, 01/15/19		26	26,585
5.63%, 04/15/20		140	145,425
6.88%, 04/15/40		564	661,290
Rowan Cos., Inc.:
4.88%, 06/01/22		95	89,300
4.75%, 01/15/24		162	140,940
7.38%, 06/15/25		707	698,162
RSP Permian, Inc.:
6.63%, 10/01/22		356	371,130
5.25%, 01/15/25		408	411,060
Sanchez Energy Corp.:
7.75%, 06/15/21		1,496	1,428,680
6.13%, 01/15/23		473	354,750
7.25%, 02/15/23(c)		226	228,825
SESI LLC:
7.13%, 12/15/21		180	183,600
7.75%, 09/15/24(c)		265	275,600
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)		367	358,743
SM Energy Co.:
6.50%, 11/15/21		300	304,500
6.50%, 01/01/23		34	34,000
5.00%, 01/15/24		1,009	948,460
5.63%, 06/01/25		12	11,468
6.75%, 09/15/26		30	30,150
Southwestern Energy Co.:
6.70%, 01/23/25		90	88,200
7.50%, 04/01/26		371	374,710
7.75%, 10/01/27		182	185,640
Sunoco LP/Sunoco Finance Corp.(c):
4.88%, 01/15/23		510	507,399
5.88%, 03/15/28		151	151,566
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c):
5.50%, 09/15/24		146	150,377
5.50%, 01/15/28		605	606,512
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		248	247,378
5.38%, 02/01/27		2	2,000
5.00%, 01/15/28(c)		482	468,142
Whiting Petroleum Corp., 6.63%, 01/15/26(c)		496	505,920
Williams Cos., Inc., 5.75%, 06/24/44		1,453	1,543,812
WPX Energy, Inc.:
7.50%, 08/01/20		77	82,390
6.00%, 01/15/22		521	540,537
8.25%, 08/01/23		400	453,000
5.25%, 09/15/24		158	158,000

			46,888,128
Pharmaceuticals — 1.4%
Ephios Bondco PLC, 6.25%, 07/01/22	EUR	100	127,222
Ephios Holdco II PLC, 8.25%, 07/01/23		100	130,673
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)	USD	468	500,760

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Pharmaceuticals (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)	USD	2,123	$2,133,615
Nidda Healthcare Holding AG, 3.50%, 09/30/24	EUR	100	122,238
Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 03/31/23		100	108,579
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	540	526,877
Valeant Pharmaceuticals International, Inc.(c):
7.50%, 07/15/21		456	458,280
6.75%, 08/15/21		52	50,700
5.63%, 12/01/21		180	170,100
6.50%, 03/15/22		742	771,680
5.50%, 03/01/23		1,575	1,393,875
4.50%, 05/15/23	EUR	340	362,394
5.88%, 05/15/23	USD	755	671,006
7.00%, 03/15/24		1,166	1,227,215
6.13%, 04/15/25		673	590,558
5.50%, 11/01/25		811	802,383

			10,148,155
Real Estate Investment Trusts (REITs) — 0.7%
GEO Group, Inc.:
5.88%, 01/15/22		90	92,363
5.13%, 04/01/23		373	371,135
5.88%, 10/15/24		608	614,080
6.00%, 04/15/26		100	99,655
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		102	102,383
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	121,414
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24	USD	1,453	1,503,128
4.50%, 09/01/26		1,228	1,169,670
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	164,659
Starwood Property Trust, Inc.:
5.00%, 12/15/21	USD	638	652,355
4.75%, 03/15/25(c)		98	95,060
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		264	292,576

			5,278,478
Real Estate Management & Development — 0.3%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	100	127,090
2.13%, 02/06/24		100	121,292
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	218	220,725
Howard Hughes Corp., 5.38%, 03/15/25(c)		283	279,109
Realogy Group LLC/Realogy Co-Issuer Corp.(c):
4.50%, 04/15/19		391	396,376
5.25%, 12/01/21		487	493,088
4.88%, 06/01/23		114	110,295
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	122,610
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18(c)	USD	175	175,035

			2,045,620
Road & Rail — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(c)		1,335	1,331,663
Herc Rentals, Inc.(c):
7.50%, 06/01/22		144	154,080
7.75%, 06/01/24		228	248,452
Hertz Corp., 7.63%, 06/01/22(c)		744	764,460

	Par (000)		Value
Road & Rail (continued)
Loxam SAS:
3.50%, 05/03/23	EUR	100	$125,667
6.00%, 04/15/25		100	131,129
United Rentals North America, Inc., 4.63%, 10/15/25	USD	492	479,700
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/23(c)		350	358,750

			3,593,901
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		200	219,500
Micron Technology, Inc., 5.50%, 02/01/25		24	24,900
Microsemi Corp., 9.13%, 04/15/23(c)		35	38,762
Sensata Technologies BV(c):
5.63%, 11/01/24		220	235,191
5.00%, 10/01/25		288	290,160

			808,513
Software — 2.1%
BMC Software Finance, Inc., 8.13%, 07/15/21(c)		791	793,966
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(c)		721	797,606
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(c)(g)		1,666	1,695,155
Infor US, Inc., 6.50%, 05/15/22		3,047	3,115,557
Informatica LLC, 7.13%, 07/15/23(c)		1,059	1,079,651
Nuance Communications, Inc.:
5.38%, 08/15/20(c)		437	440,824
6.00%, 07/01/24		835	873,869
PTC, Inc., 6.00%, 05/15/24		197	207,096
RP Crown Parent LLC, 7.38%, 10/15/24(c)		145	151,163
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		2,690	3,020,332
TIBCO Software, Inc., 11.38%, 12/01/21(c)		1,466	1,598,204
Veritas US, Inc./Veritas Bermuda Ltd.(c):
7.50%, 02/01/23		369	374,535
10.50%, 02/01/24		1,279	1,221,445

			15,369,403
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		1,041	1,080,037
Group 1 Automotive, Inc., 5.25%, 12/15/23(c)		69	70,725
Hexion US Finance Corp., 6.63%, 04/15/20		64	59,520
JC Penney Corp., Inc.:
8.13%, 10/01/19		111	116,411
7.40%, 04/01/37		115	82,800
L Brands, Inc.:
6.88%, 11/01/35		386	383,105
6.75%, 07/01/36		109	106,820
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	123,678
Penske Automotive Group, Inc., 5.75%, 10/01/22	USD	288	295,920
PetSmart, Inc., 5.88%, 06/01/25(c)		401	312,780
PVH Corp., 3.13%, 12/15/27	EUR	107	129,833
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	128,071

			2,889,700
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(c):
7.13%, 06/15/24	USD	1,277	1,374,371
6.02%, 06/15/26		245	261,576
8.35%, 07/15/46		385	487,751

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.:
7.38%, 04/01/23(c)	USD	521	$566,327
4.75%, 02/15/26		881	887,608

			3,577,633
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	54	70,419
Levi Strauss & Co., 3.38%, 03/15/27		100	125,769

			196,188
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	140,492
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22	USD	225	226,688
5.25%, 10/01/25		316	307,310

			674,490
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24(c)		320	334,400

Transportation Infrastructure — 0.0%
Swissport Financing Sarl, 9.75%, 12/15/22	EUR	100	127,799
WFS Global Holding SAS, 9.50%, 07/15/22		100	130,036

			257,835
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 06/15/21		100	124,245

Wireless Telecommunication Services — 2.4%
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 03/15/24	USD	797	802,977
5.38%, 03/15/27		62	62,155
Digicel Group Ltd., 7.13%, 04/01/22(c)		485	420,980
Digicel Ltd., 6.00%, 04/15/21(c)		2,228	2,141,665
Equinix, Inc., 2.88%, 10/01/25	EUR	100	120,856
Matterhorn Telecom SA:
3.88%, 05/01/22		100	123,830
4.00%, 11/15/27		100	119,404
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)	USD	380	363,850
SBA Communications Corp., 4.00%, 10/01/22(c)		499	489,020
Sprint Capital Corp.:
6.90%, 05/01/19		270	279,542
8.75%, 03/15/32		262	284,270
Sprint Communications, Inc., 7.00%, 03/01/20(c)		1,497	1,581,206
Sprint Corp.:
7.88%, 09/15/23		1,079	1,116,765
7.13%, 06/15/24		4,792	4,758,935
7.63%, 02/15/25		1,113	1,113,000
7.63%, 03/01/26		366	364,664
T-Mobile USA, Inc.:
6.00%, 03/01/23		653	679,120
6.50%, 01/15/24		584	611,740
4.50%, 02/01/26		732	718,275
4.75%, 02/01/28		935	911,980
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		745	694,713

			17,758,947

Total Corporate Bonds — 53.5% (Cost — $402,867,584)			397,123,083

	Par (000)		Value
Floating Rate Loan Interests(k) — 82.2%
Aerospace & Defense — 1.2%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 08/18/24	USD	3,297	$3,313,683
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.40%, 07/07/22		489	492,724
TransDigm, Inc. :
2017 Extended Term Loan F, (3 mo. LIBOR + 2.75%), 4.41%, 06/09/23		3,554	3,574,343
2017 Term Loan E, (1 mo. LIBOR + 2.75%), 4.40%, 05/14/22		1,678	1,688,162

			9,068,912
Air Freight & Logistics — 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.25%), 3.84%, 04/03/22		756	755,461
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.50%), 6.50%, 03/19/21(a)		701	687,461
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.27%, 03/19/21		713	699,554
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.27%, 03/19/21		123	120,457
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.27%, 03/19/21		940	922,105
Livingston International, Inc., Term Loan B3, (3 mo. LIBOR + 5.75%), 7.44%, 03/20/20		342	341,081

			3,526,119
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.23%), 2.68%, 09/10/18(a)		151	149,849

Auto Components — 0.7%
Boing US Holdco, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.29%, 10/03/24		1,720	1,727,533
Dayco Products LLC, 2017 Term Loan B, (1 mo. LIBOR + 5.00%), 6.98%, 05/19/23(a)		948	958,501
FPC Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.69%, 11/19/19		1,118	1,111,786
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.59%, 04/30/19		401	401,209
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 05/16/24		773	771,679

			4,970,708
Automobiles — 0.1%
CH Hold Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 02/01/24		888	892,576

Banks — 0.1%
Banco Espirito Santo SA, 1,445.84%-4.75%, 01/15/19	EUR	200	71,370
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.02%, 11/01/24	USD	470	469,709

			541,079
Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.44%, 07/28/22		688	679,652

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Building Materials (continued)
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 10.27%, 07/28/23	USD	395	$391,050

			1,070,702
Building Products — 0.9%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 3.91%, 08/18/23		371	374,744
CPG International Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.59%, 05/03/24		1,952	1,964,549
Jeld-Wen Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 12/14/24		945	949,489
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 02/01/21		1,012	1,015,131
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.95%, 12/19/23		2,620	2,635,540

			6,939,453
Capital Markets — 0.9%
Duff & Phelps Corp., 2017 Term Loan B, 02/13/25(l)		485	488,502
EIG Management Company LLC, 2018 Term Loan B, 01/30/25(l)		1,576	1,586,569
FinCo I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/27/22		1,360	1,372,240
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.38%, 10/12/22		1,448	1,457,050
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 3.69%, 03/27/23		2,050	2,060,824

			6,965,185
Chemicals — 2.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 01/31/24		711	716,049
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 06/01/24		2,141	2,152,456
CeramTec Acquisition Corp., Term Loan B2, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.73%, 08/30/20(a)		71	70,737
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 05/16/24		1,348	1,350,248
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 05/12/22		113	113,131
EaglePicher Technologies LLC, 1st Lien Term Loan B, 02/27/25(l)		1,065	1,065,671
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 06/28/24		660	667,016
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 11/07/24		1,000	1,006,250
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 5.49%, 07/09/19		196	187,697
H.B. Fuller Co., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 10/20/24		1,332	1,337,495
Invictus(l):
1st Lien Term Loan, 01/24/25		751	755,595
2nd Lien Term Loan, 01/23/26		390	392,683

	Par (000)		Value
Chemicals (continued)
MacDermid, Inc. :
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 06/07/23	USD	1,687	$1,696,809
Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.15%, 06/07/20		311	311,895
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.25%, 10/11/24(a)		3,383	3,400,438
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 02/08/25		1,453	1,460,058
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.50%, 08/07/20		526	526,357
Tronox Blocked Borrower LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 09/22/24		74	74,262
Tronox Finance LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 09/22/24		170	171,374

			17,456,221
Commercial Services & Supplies — 3.8%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.72%, 11/10/23		1,965	1,971,017
Asurion LLC :
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 08/04/25		901	922,849
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/04/22		1,894	1,902,526
2018 Term Loan B6, (1 mo. LIBOR + 2.75%), 4.40%, 11/03/23		1,717	1,726,101
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 10/03/23		4,923	4,955,477
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.90%, 05/20/24		2,407	2,415,290
Convergint Technologies LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.66%, 02/03/25		546	545,364
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.59%, 02/15/24		1,287	1,296,653
Dealer Tire LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.00%, 12/22/21(a)		95	96,065
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.50% 1.00% Floor), 8.19%, 05/16/20		512	504,749
Garda World Security Corp., 2017 Term Loan, (PRIME + 2.50%), 7.00%, 05/24/24		858	865,872
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.44%, 11/03/23		818	825,066
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.25%, 03/09/23		1,135	1,140,336
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.40%, 05/02/22		2,172	2,188,882
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.69%, 07/14/23		2,047	2,061,869
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.65%, 10/10/24		2,185	2,203,206
Wrangler Buyer Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 09/27/24		2,599	2,611,198

			28,232,520
Communications Equipment — 0.6%
Avaya, Inc., Exit Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.34%, 12/15/24		1,538	1,545,672

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Communications Equipment (continued)
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.78%, 05/01/24	USD	1,189	$1,194,756
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 3.65%, 12/29/22		394	395,462
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.15%, 11/01/24		1,649	1,666,529

			4,802,419
Construction & Engineering — 1.1%
AECOM, Term Loan B, 02/22/25 (l)		720	720,598
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.00%, 06/21/24		5,641	5,680,773
CNT Holdings III Corp., 2017 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 01/22/23		224	217,850
Engility Corp. :
Term Loan B1, (1 mo. LIBOR + 2.75%), 4.40%, 08/12/20		214	215,715
Term Loan B2, (PRIME + 2.25%), 4.90%, 08/12/23		381	383,206
Pike Corp., Replacement Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 09/20/24		145	145,903
USIC Holdings, Inc., 2017 Term Loan B, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.00%, 12/08/23		1,038	1,044,152

			8,408,197
Construction Materials — 0.9%
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.57%, 08/01/24		229	229,808
Filtration Group Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.98%, 11/21/20		4,348	4,388,321
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.77%, 04/01/23		2,293	2,304,826

			6,922,955
Containers & Packaging — 1.2%
Berlin Packaging LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.89%, 10/01/21		99	98,842
Berry Global, Inc., Term Loan Q, (1 mo. LIBOR + 2.00%), 3.62%, 10/01/22		3,728	3,739,309
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.96%, 04/03/24		2,955	2,966,232
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 12/29/23		1,141	1,146,374
Plastipak Holdings, Inc., Term Loan B, (3 mo. LIBOR + 2.75%), 4.45%, 10/14/24		863	867,583

			8,818,340
Distributors — 0.6%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 10/31/23		2,304	2,316,160
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.90%, 09/01/21		292	295,155
TriMark USA LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/28/24		1,786	1,795,786

	Par (000)		Value
Distributors (continued)
TriMark USA LLC (continued):
Delayed Draw Term Loan, 08/28/24(l)	USD	83	$83,336

			4,490,437
Diversified Consumer Services — 2.9%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 07/12/24		823	825,678
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 1.25%), 3.65%, 11/07/23		2,971	2,989,428
Equian LLC, Add on Term Loan B, (3 mo. LIBOR + 3.25%), 5.15%, 05/17/24		2,340	2,350,029
J.D. Power and Associates, 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.94%, 09/07/23		1,970	1,982,338
Nomad Foods Europe Midco Ltd.:
2017 Delayed Draw Term Loan B6, (3 mo. LIBOR + 2.25%), 3.86%, 05/15/24		93	93,596
2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.84%, 05/15/24		1,323	1,326,337
Serta Simmons Bedding LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.22%, 11/08/23		2,745	2,645,689
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.58%, 11/08/24		862	782,108
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 11/08/23		4,831	4,852,940
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.08%, 11/14/22		1,832	1,841,806
Weight Watchers International, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.75%), 6.43%, 11/29/24		1,830	1,850,668

			21,540,617
Diversified Financial Services — 0.9%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 2.75% 1.00% Floor), 4.44%, 04/04/24		1,449	1,456,904
Clipper Acquisitions Corp., 2017 Term Loan B, (2 mo. LIBOR + 2.00%, 1.00% Floor), 3.62%, 12/11/24(a)		625	627,344
CVS Holdings I LP, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 02/06/25(a)		975	971,344
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/29/24		720	718,283
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.73%, 06/28/24(a)		1,533	1,557,200
Oryx Southern Delaware Holdings LLC, Term Loan, 02/09/25(a)(l)		1,105	1,099,475

			6,430,550
Diversified Telecommunication Services — 5.2%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 11/01/22		4,650	4,633,725
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 01/31/25		12,880	12,651,380
Frontier Communications Corp.:
2017 Term Loan B1, (1 mo. LIBOR + 3.75%), 5.40%, 06/15/24		56	54,848

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp. (continued):
Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 4.40%, 03/31/21(a)	USD	1,351	$1,336,237
Hargray Communications Group, Inc., 2017 Term Loan B, 05/16/24(l)		1,075	1,076,881
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.85%, 02/22/24		8,075	8,087,355
MTN Infrastructure TopCo, Inc:
1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 11/15/24		397	399,664
MTN Topco Term Loan, 11/17/24(l)		373	374,083
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.19%, 02/02/24		1,976	1,977,225
Telenet Financing USD LLC, Term Loan AL, (1 mo. LIBOR + 2.50%), 4.09%, 03/01/26		4,380	4,392,615
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 3.00%), 4.70%, 11/17/23		1,333	1,338,718
Virgin Media Investment Holdings Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.75%, 01/15/27	GBP	1,400	1,929,788

			38,252,519
Electric Utilities — 1.5%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 Week LIBOR + 3.00%, 1.00% Floor), 4.47%, 06/30/18	USD	10,985	10,983,682
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/18(a)(b)		2,375	—

			10,983,682
Electrical Equipment — 0.7%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%, 1.00% Floor), 5.16%, 12/02/24		875	881,834
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 04/01/24		3,718	3,741,108
Generac Power Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 05/31/23		745	747,050

			5,369,992
Energy Equipment & Services — 0.8%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.59%, 03/01/24		1,500	1,504,995
GrafTech Finance, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.08%, 02/12/25(a)		1,690	1,687,887
Ocean Rig UDW Inc., Term Loan, 8.00%, 09/20/24		181	187,269
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.33%, 11/08/22		770	799,838
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 02/21/21		897	776,487
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.30%), 3.95%, 07/13/20		712	703,159

			5,659,635
Food & Staples Retailing — 1.2%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.40%, 08/25/21		755	744,608

	Par (000)		Value
Food & Staples Retailing (continued)
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.08%, 02/03/24	USD	2,148	$2,142,127
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 08/03/22		2,803	2,811,043
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 06/27/23		2,988	3,009,345

			8,707,123
Food Products — 1.5%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 10/10/23		1,427	1,435,866
Dole Food Co., Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.36%, 04/06/24		770	773,000
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.10%, 10/30/22		1,955	1,945,449
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.58%, 02/02/24		2,544	2,558,752
Reddy Ice Corp.:
1st Lien Term Loan, (PRIME + 4.50%), 7.26%, 05/01/19(a)		1,777	1,777,481
2nd Lien Term Loan, (3 mo. LIBOR + 9.50%), 11.20%, 11/01/19		724	680,560
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 02/05/23		2,184	2,193,122

			11,364,230
Health Care Equipment & Supplies — 2.6%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.65%, 11/21/24		2,678	2,703,655
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.25%), 3.95%, 09/28/23		2,277	2,287,051
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.69%, 11/14/24(a)		1,745	1,762,450
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.92%, 06/08/20		5,792	5,735,206
Immucor, Inc., Extended Term Loan B, (2 mo. LIBOR + 5.00%, 1.00% Floor), 6.65%, 06/15/21		3,385	3,444,169
Ortho-Clinical Diagnostics SA, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.44%, 06/30/21		3,034	3,057,322

			18,989,853
Health Care Providers & Services — 4.1%
Air Medical Group Holdings, Inc.:
2017 Term Loan B2, 09/07/24(l)		1,347	1,360,807
Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 04/28/22		618	620,902
CHG Healthcare Services Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.77%, 06/07/23		2,327	2,348,832
Community Health Systems, Inc., Term Loan G, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.73%, 12/31/19		927	918,576
Concentra Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.53%, 06/01/22		1,780	1,791,125
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.81%, 02/07/22		877	874,141

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Health Care Providers & Services (continued)
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 06/24/21	USD	6,765	$6,808,011
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.10%, 12/12/24		818	823,553
DuPage Medical Group, Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 4.35%, 08/15/24		1,183	1,180,934
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.59%, 08/15/25		540	541,350
Envision Healthcare Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.00%), 4.65%, 12/01/23		5,486	5,497,469
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 06/07/23		2,091	2,100,367
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 01/31/21		664	668,202
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.15%, 10/20/22		1,313	1,315,527
NVA Holdings, Inc., Term Loan B3, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.41%, 02/02/25		1,129	1,128,463
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.40%, 02/06/24		1,254	1,219,132
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.40%, 02/13/23		475	478,265
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.69%, 06/07/24		868	869,995

			30,545,651
Health Care Technology — 0.8%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.40%, 03/01/24		2,587	2,591,286
Press Ganey Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 10/21/23		1,385	1,393,705
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.69%, 03/07/24		1,820	1,832,266

			5,817,257
Hotels, Restaurants & Leisure — 4.1%
Amaya Holdings BV:
2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.69%, 08/01/22		995	998,608
Repriced Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 08/01/21		3,286	3,306,928
Aristocrat Leisure Ltd., 2017 Incremental Term Loan, (3 mo. LIBOR + 2.00%), 3.74%, 10/19/24		1,330	1,335,466
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.50%), 3.97%, 09/15/23		1,061	1,066,237
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.87%, 08/15/20		1,446	1,459,879
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.92%, 02/16/24		4,126	4,130,801

	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 12/22/24	USD	2,346	$2,360,579
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 08/08/21		818	823,757
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 02/14/21		701	677,510
Cineworld Ltd., 2018 Term Loan, 02/18/25(l)		2,080	2,076,880
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.94%, 08/23/24		1,506	1,508,891
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 08/30/23		1,760	1,768,796
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.15%, 11/30/23		213	214,180
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 2.00%), 3.62%, 10/25/23		851	855,136
IRB Holding Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.83%, 02/05/25		1,507	1,521,059
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.47%, 04/14/21		449	451,191
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.59%, 12/15/24		965	975,217
Playa Resorts Holding BV, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.00%, 04/29/24		1,494	1,502,917
Scientific Games International, Inc., 2018 Term Loan B5, (3 mo. LIBOR + 2.75%), 4.45%, 08/14/24		1,519	1,525,541
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 06/08/23		1,137	1,138,038
Yum! Brands, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.00%), 3.59%, 06/16/23		899	902,964

			30,600,575
Household Products — 0.3%
Diamond (BC) BV, Term Loan, (2 mo. LIBOR + 3.00%), 4.65%, 09/06/24		215	214,462
Spectrum Brands, Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.00%), 3.74%, 06/23/22		1,750	1,755,428

			1,969,890
Independent Power and Renewable Electricity Producers — 1.7%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 3.94%, 05/24/22		1,464	1,464,670
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 01/15/25		505	505,659
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.20%, 01/15/23		1,156	1,161,315
Compass Power Generation LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.39%, 12/20/24		1,150	1,159,350
Dynegy, Inc., 2017 Term Loan C2, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.35%, 02/07/24		2,304	2,317,211
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 12/19/21		1,659	1,676,631
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 12/19/21		275	278,136

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.90%, 05/16/24	USD	2,490	$2,524,694
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.90%, 12/09/21(a)		1,526	1,380,983

			12,468,649
Industrial Conglomerates — 0.8%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.58%, 11/30/23		4,243	4,263,788
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.55%, 11/28/21		1,572	1,590,724

			5,854,512
Insurance — 1.9%
Alliant Holdings I, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 08/12/22		2,293	2,302,538
AmWINS Group, Inc.:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.40%, 01/25/25		1,122	1,129,944
2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.38%, 01/25/24		911	915,354
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 10/22/24		1,346	1,353,657
Davis Vision Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.49%, 12/02/24		690	686,550
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.84%, 10/02/20		1,061	1,064,505
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.40%, 03/01/21		2,980	2,977,898
2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 7.40%, 02/28/22		2,360	2,370,337
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 06/22/23(a)		1,126	1,132,032

			13,932,815
Internet & Direct Marketing Retail — 0.2%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 08/18/23		1,495	1,497,127

Internet Software & Services — 1.2%
Go Daddy Operating Company LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 02/15/24		2,617	2,621,920
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 05/01/24		803	806,243
Intralinks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 5.70%, 11/11/24		1,060	1,061,770
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.79%, 11/03/23		3,116	3,123,760
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.40%, 05/06/24		1,460	1,460,615

			9,074,308

	Par (000)		Value
IT Services — 4.8%
Access CIG LLC(l):
2018 1st Lien Term Loan, 02/15/25	USD	457	$460,041
2018 2nd Lien Delayed Draw Term Loan, 02/27/26		34	34,313
2018 2nd Lien Term Loan, 02/02/26		183	183,868
2018 Delayed Draw Term Loan, 02/27/25		95	96,052
Altran Technologies SA, 1st Lien Term Loan, 01/17/25(l)		630	633,938
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.25%), 3.87%, 04/26/24		11,176	11,194,489
Optiv Security, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.88%, 02/01/24		3,332	3,169,382
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.88%, 02/01/25(a)		1,000	927,500
Peak 10 Holding Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 08/01/24		439	439,778
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.02%, 08/01/25		1,556	1,561,446
Sabre Global Inc., Incremental Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.90%, 02/22/24		1,220	1,223,542
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (2 mo. LIBOR + 4.25%, 1.00% Floor), 6.03%, 02/01/23		1,957	1,977,546
2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.78%, 02/01/24		1,504	1,513,024
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 3.65%, 04/10/23		5,506	5,521,531
Vantiv LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.59%, 10/14/23		790	794,349
VF Holding Corp., Reprice Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 06/30/23		2,183	2,201,721
WEX, Inc., 2017 Term Loan B2, (3 mo. LIBOR + 2.25%), 3.90%, 06/30/23		3,288	3,308,424

			35,240,944
Leisure Products — 0.1%
MND Holdings III Corp., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.44%, 06/19/24(a)		806	816,024

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 08/30/24		297	298,013
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.65%, 08/30/25		75	75,047
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 4.40%, 09/27/24		743	742,122

			1,115,182
Machinery — 1.1%
Clark Equipment Co., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.19%, 05/18/24		1,029	1,030,046
Faenza Acquisition GmbH(a):
Term Loan B1, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.73%, 08/30/20		532	530,134
Term Loan B3, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.73%, 08/30/20		163	162,478
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.44%, 07/30/24		1,389	1,393,217

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Machinery (continued)
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.15%, 08/05/24	USD	903	$906,579
Mueller Water Products, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.16%, 11/25/21(a)		553	557,162
Rexnord LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.85%, 08/21/24		659	662,891
Signode Industrial Group US, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 05/04/21		786	784,625
Tecomet, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.28%, 05/01/24		1,853	1,867,222

			7,894,354
Media — 6.4%
Altice Financing SA:
2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 4.47%, 01/31/26		2,381	2,346,814
2017 Term Loan B, (3 mo. LIBOR + 2.75%), 4.47%, 07/15/25		260	255,895
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 3.90%, 07/28/25		4,762	4,754,330
CBS Radio, Inc., 2017 Term Loan B, (PRIME + 1.75%), 4.62%, 11/17/24		1,137	1,141,649
Charter Communications Operating LLC:
2017 Term Loan A2, 03/31/23(l)		2,659	2,655,962
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.65%, 04/30/25		5,015	5,024,607
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.84%, 07/17/25		3,756	3,745,086
2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.14%, 01/25/26		1,605	1,606,332
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.40%, 12/29/23(a)		861	861,751
Getty Images, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 5.19%, 10/18/19		121	115,856
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 05/31/21		611	573,974
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.46%, 01/14/24		1,714	1,745,639
Learfield Communications LLC(a):
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 12/01/23		186	187,927
2017 1st Lien Term Loan, 12/01/23(l)		1,354	1,367,472
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 3.94%, 10/31/23		599	602,251
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		119	119,427
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.50%), 4.07%, 01/17/24		936	938,026
Numericable Group SA, Term Loan B12, (3 mo. LIBOR + 3.00%), 4.72%, 01/31/26		1,179	1,131,883
PSAV Holdings LLC, 2018 1st Lien Term Loan, 02/21/25(l)		900	902,250
Radiate Holdco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.65%, 02/01/24		938	936,205
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 03/24/21		1,906	1,913,022
Sinclair Television Group Inc., 2017 Term Loan B, 12/12/24(l)		1,132	1,133,415

	Par (000)		Value
Media (continued)
Trader Corp., 2017 Term Loan B, (OR + 3.00%, 1.00% Floor), 4.69%, 09/28/23	USD	985	$984,026
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 4.65%, 01/27/24		3,113	3,114,243
Unitymedia Finance LLC, Term Loan B, (1 mo. LIBOR + 2.25%), 3.84%, 09/30/25		2,800	2,794,764
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.09%, 01/15/26		5,346	5,363,054
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.09%, 04/15/25		1,295	1,282,620

			47,598,480
Metals & Mining — 0.2%
AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 01/29/25(l)		1,140	1,146,418
WireCo WorldGroup, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.48%, 09/30/23		509	513,435

			1,659,853
Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.63%, 08/04/24		933	934,995
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 09/30/22		882	849,395
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25% 1.00% Floor), 4.83%, 10/25/20		499	421,993

			2,206,383
Oil, Gas & Consumable Fuels — 3.4%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.25%, 1.00% Floor), 6.04%, 06/24/24		1,741	1,753,439
BCP Renaissance Parent LLC, 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.77%, 10/31/24		1,477	1,489,097
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.34%, 12/31/22		1,922	1,943,623
Second Out Term Loan, (1 mo. LIBOR + 10.37%), 11.97%, 12/31/21		3,145	3,545,987
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 9.44%, 08/23/21		2,457	2,615,705
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.50%), 6.24%, 11/26/21(a)		400	399,500
1st Lien Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.99%, 10/26/22		780	796,895
EG Group Ltd., 2018 Term Loan B, 01/19/25(l)		740	739,630
EWT Holdings III Corp., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.69%, 12/20/24		115	116,094
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 02/17/25(l)		1,580	1,580,995
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.90%, 10/30/24(a)		1,230	1,233,075
MEG Energy Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.20%, 12/31/23		3,389	3,388,028
PowerTeam Services LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.94%, 11/06/20		200	200,166

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Ultra Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.59%, 04/12/24	USD	1,123	$1,117,947
Veresen Midstream LP, Reprice Term Loan B, (3 mo. LIBOR + 3.00%), 4.69%, 03/31/22		1,856	1,866,744
Vine Oil & Gas LP, Term Loan B, (1 mo. LIBOR + 6.87%, 1.00% Floor), 8.52%, 12/12/21(a)		1,148	1,148,000
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.65%, 01/17/25		1,410	1,397,663

			25,332,588
Personal Products — 0.9%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%. 1.00% Floor), 5.15%, 09/26/24(a)		3,641	3,504,342
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.40%, 09/26/25		1,656	1,556,640
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.50%), 4.15%, 01/26/24		1,753	1,762,486

			6,823,468
Pharmaceuticals — 1.9%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 5.94%, 04/16/21(a)		1,349	1,332,543
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 3.72%, 01/31/25		5,940	5,960,962
Jaguar Holding Co. II, 2017 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.42%, 08/18/22		4,080	4,089,754
Valeant Pharmaceuticals International, Inc., Series F4 Term Loan B, (1 mo. LIBOR + 3.50%), 5.08%, 04/01/22		2,930	2,963,209

			14,346,468
Professional Services — 1.0%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%), 4.70%, 09/27/24		2,250	2,263,291
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 01/18/24		769	773,756
ON Assignment, Inc., 2018 Term Loan B, 02/20/25(l)		1,057	1,060,805
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 8.15%, 11/14/22(a)		1,079	1,084,458
Sterling Infosystems, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 06/20/22(a)		2,226	2,236,749

			7,419,059
Real Estate Investment Trusts (REITs) — 0.5%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.15%, 03/24/24		573	575,975
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.25%), 3.90%, 04/25/23		3,155	3,167,570

			3,743,545
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.15%, 04/18/24		1,399	1,404,730

	Par (000)		Value
Real Estate Management & Development (continued)
DTZ US Borrower LLC, 2015 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.16%, 11/04/21	USD	757	$756,049
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 02/08/25		2,600	2,611,851
SMG Holdings Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.89%, 01/23/25		905	911,787

			5,684,417
Road & Rail — 0.2%
PODS LLC, Term Loan B3, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.58%, 12/06/24(a)		1,352	1,360,060

Semiconductors & Semiconductor Equipment — 0.3%
Cavium, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.90%, 08/16/22(a)		522	522,814
Microsemi Corp., 2017 1st Lien Term Loan B, (2 mo. LIBOR + 2.00%), 3.74%, 01/15/23		369	370,015
ON Semiconductor Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 03/31/23		326	327,154
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 3.69%, 09/29/23		706	710,179

			1,930,162
Software — 8.0%
Almonde, Inc.:
1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.48%, 06/13/24		1,139	1,138,443
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.23%, 06/13/25		226	224,178
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/19/24		1,934	1,943,538
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.69%, 09/19/25		470	484,942
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.95%, 12/20/22		1,107	1,111,706
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.06%, 02/12/25		910	914,359
BMC Software Finance, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 09/10/22		1,959	1,963,313
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.65%, 04/27/24		1,219	1,221,922
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.40%, 04/27/25		740	751,470
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.65%, 09/07/23		2,998	2,997,065
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.02%, 05/28/24		2,045	2,048,290
DTI Holdco, Inc., 2016 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.02%, 09/30/23		1,112	1,119,432
Flexera Software LLC, 2018 1st Lien Term Loan, 01/23/25(l)		565	566,237
Hyland Software, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 4.90%, 07/01/22		1,267	1,275,945
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 8.65%, 07/07/25		580	590,875

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Software (continued)
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 02/01/22	USD	2,852	$2,854,621
Informatica Corp., 2018 Term Loan, (3 mo. LIBOR + 3.25%), 4.94%, 08/05/22		3,127	3,142,332
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.69%, 04/01/21		1,507	1,508,056
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 11/01/23		2,589	2,604,795
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.02%, 11/01/24		1,175	1,205,350
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		279	279,465
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.15%, 09/30/24		803	806,713
Mitchell International, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 11/29/24		3,725	3,733,472
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.94%, 11/20/25		1,180	1,187,080
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.04%, 04/26/24		777	765,974
Project Leopard Holdings, Inc., Term Loan B, (LIBOR + 4.00%, 1.00% Floor), 5.78%, 07/07/23		858	860,801
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%), 4.40%, 06/21/24		1,884	1,887,296
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 02/05/23		2,463	2,468,782
Solera LLC, Term Loan B, (1 Week LIBOR + 3.25%, 1.00% Floor), 4.90%, 03/03/23		2,306	2,311,198
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/30/22		1,733	1,734,996
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, 07/08/22(l)		1,706	1,708,457
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		1,735	1,743,254
2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 3.90%, 07/08/22		27	26,870
2018 Term Loan B3, 02/28/25(l)		4,782	4,789,297
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 4.65%, 05/01/24		2,801	2,806,751
TIBCO Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 12/04/20		2,212	2,216,410
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.19%, 01/27/23		738	734,144

			59,727,829
Specialty Retail — 0.9%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.55%, 07/01/22		1,880	1,498,846
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.29%, 11/07/24		275	276,375
Leslie’s Poolmart, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.28%, 08/16/23		425	424,987
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.38%, 01/30/23		1,233	1,237,903

	Par (000)		Value
Specialty Retail (continued)
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.75%), 4.40%, 11/20/24	USD	302	$303,467
Party City Holdings Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.47%, 08/19/22		608	609,435
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.77%, 01/26/23		500	347,205
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.13%, 12/20/24		1,180	1,166,725
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.79%, 09/12/24		754	748,939
Things Remembered, Inc., 2016 Term Loan, (11% PIK, 1 mo. LIBOR + 1.00%), 6.00%, 02/29/20(a)(g)		12	—
TruGreen LP, 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.54%, 04/13/23		200	201,495

			6,815,377
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.94%, 08/12/22(a)		2,469	2,478,180
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.15%, 12/15/24		485	490,156

			2,968,336
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.19%, 10/29/21		1,475	1,490,293

Trading Companies & Distributors — 0.8%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.83%, 01/02/25		2,144	2,152,941
HD Supply, Inc.:
Term Loan B3, (3 mo. LIBOR + 2.25%), 3.94%, 08/13/21		1,241	1,246,099
Term Loan B4, (3 mo. LIBOR + 2.50%), 4.19%, 10/17/23		1,896	1,907,735
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.07%, 06/09/23		241	244,052
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.75%), 5.40%, 01/04/23(a)		387	390,870

			5,941,697
Transportation — 0.4%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%), 7.65%, 06/15/23(a)		640	649,600
Prometric Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.77%, 01/29/25		360	362,250
Safe Fleet Acquisition, Corp.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.78%, 01/22/25		1,380	1,381,725
2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.53%, 01/22/26		735	740,513

			3,134,088
Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.99%, 11/28/24		1,007	1,016,290

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

	Par (000)		Value
Wireless Telecommunication Services — 1.8%
GEO Group, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 3.95%, 03/22/24	USD	1,494	$1,498,194
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 5.33%, 12/07/20(g)		7,008	6,448,460
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.60%, 12/20/24		5,529	5,555,334

			13,501,988

Total Floating Rate Loan Interests — 82.2% (Cost — $608,449,419)			610,081,542

	Beneficial Interest (000)
Other Interests(m) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)		1,156	—
Millennium Lender Claims(a)(b)		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

	Par (000)
Preferred Securities — 1.5%

Capital Trusts — 1.3%
ATF Netherlands BV, 3.75%(i)(j)		100	128,389
Banco Santander SA, 6.25%(i)(j)		100	127,795
Bank of America Corp., Series X, 6.25%(i)(j)		1,100	1,182,720
Citigroup, Inc., Series N, 5.80%(i)(j)		1,100	1,138,500
Cooperatieve Rabobank UA, 6.63%(i)(j)		200	281,286
Credit Agricole SA, 6.50%(i)(j)		100	138,560
Enel SpA(i)(j):
6.50%		100	128,321
7.75%		100	156,744
Erste Group Bank AG, 6.50%(i)(j)		200	283,345
Gas Natural Fenosa Finance BV, 3.38%(i)(j)		100	124,398
Goldman Sachs Group, Inc., Series P, 5.00%(i)(j)		1,910	1,857,704
HBOS Capital Funding LP, 6.85%(j)		200	204,032
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.00%(i)(j)		100	92,236
HSBC Holdings PLC, 6.00%(i)(j)		600	612,900
Intesa Sanpaolo SpA, 7.00%(i)(j)		400	542,189
JPMorgan Chase & Co., Series V, 5.00%(i)(j)		780	783,900
National Westminster Bank PLC, Series C, 2.25%(i)(j)		100	91,000
Origin Energy Finance Ltd., 4.00%(j)		100	127,795
Repsol International Finance BV, 4.50%(j)		100	134,710
Royal Bank of Scotland Group PLC, 8.63%(i)(j)		246	271,830
Solvay Finance SA, 5.12%(i)(j)		100	136,335
Telefonica Europe BV, 3.75%(i)(j)		100	128,466
Telefonica Europe BV, 4.20%(i)(j)		200	257,405
Telefonica Europe BV, 5.00%(i)(j)		100	131,370
UBS Group AG, 5.75%(i)(j)		200	274,167
UBS Group Funding Switzerland AG, 5.00%(i)(j)		200	192,897

Total Capital Trusts — 1.3% (Cost — $8,977,480)			9,528,994

	Shares	Value
Preferred Stock — 0.0%

Capital Markets — 0.0%
Goldman Sachs Group, Inc., Series J, 5.50%(i)(j)	13,550	$358,669

Total Preferred Stocks — 0.0% (Cost — $338,750)		358,669

Trust Preferred – 0.2%

Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, (3 mo. LIBOR US + 5.79%), 7.62%, 2/15/40 (i)	59,219	1,527,850

Total Trust Preferred — 0.2% (Cost — $1,547,459)		1,527,850

Total Preferred Securities— 1.5% (Cost — $10,863,689)		11,415,513

Rights — 0.0%

Electric Utilities — 0.0%
Vistra Energy(a)	39,599	37,223

Total Rights — 0.0% (Cost — $—)		37,223

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires12/20/20)(a)	5,283	—

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(a)	3,049	—

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Expires 3/15/18, Strike Price $0.01)(a)	1	—

Total Warrants — 0.0% (Cost — $30)		—

Total Long-Term Investments — 148.2% (Cost — $1,119,136,654)		1,100,068,695

Options Purchased — 0.0% (Cost — $5,867)		—

Total Investments — 148.2% (Cost — $1,119,142,521)		1,100,068,695
Liabilities in Excess of Other Assets — (48.2)%		(357,864,378)

Net Assets — 100.0%		$742,204,317

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Floating rate security. Rate shown is the rate in effect as of period end.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

(f)	When-issued security.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

During the year ended February 28, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 02/28/17	Shares Purchased	Shares Sold	Shares Held at 02/28/18	Value at 02/28/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	$—	$17,454	$13	$—
iShares iBoxx $ High Yield Corporate Bond ETF	157,001	—	(157,001)	—	—	257,172	508,287	(475,323)

					$—	$274,626	$508,300	$(475,323)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	03/16/18	$42	$267
Euro Stoxx 600 Index	1	03/16/18	11	228

				495

Short Contracts:
10-Year U.S. Treasury Note	2	06/20/18	$240	$414
Long Gilt	1	06/27/18	167	(42)

				372

				$867

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	530,460	EUR	425,000	BNP Paribas S.A.	03/05/18	$11,863
USD	7,055,112	EUR	5,682,000	HSBC Bank PLC	03/05/18	121,781
USD	7,095,199	EUR	5,682,000	HSBC Bank PLC	03/05/18	161,867
USD	3,804,685	GBP	2,681,000	Barclays Bank PLC	03/05/18	113,421
USD	14,141,007	EUR	11,538,000	Bank of America N.A.	04/04/18	28,430
USD	3,530,621	GBP	2,552,000	Toronto-Dominion Bank	04/04/18	11,724

						449,086

EUR	200,000	USD	250,163	HSBC Bank PLC	03/05/18	(6,117)

						$442,969

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	6	12/14/19	USD	942.86	USD	—	$—

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	620	$(3,954)	$(19,744)	$15,790
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	BB-	USD	21,189	1,642,955	1,507,902	135,053
Markit iTraxx XO, Series 28, Version 1	5.00%	Quarterly	12/20/22	BB	EUR	200	27,582	25,260	2,322

							$1,666,583	$1,513,418	$153,165

(a)	Using Standard & Poor’s (S&P’s) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centurylink Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	2,287	258,931	$299,605	$(40,674)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	20	$3,847	$3,408	$439
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	50	(1,902)	(2,087)	185
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/22	BB+	EUR	20	4,025	3,882	143
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	30	(420)	(597)	177

								$5,550	$4,606	$944

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,533,162	$(19,744)	$153,165	$—	$1,666,583
OTC Derivatives	306,895	(2,684)	944	(40,674)	264,481

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$495	$—	$414	$—	$909
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	449,086	—	—	449,086
Swaps — centrally cleared
Net unrealized appreciation(a)	—	153,165	—	—	—	—	153,165
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	307,839	—	—	—	—	307,839

	$—	$461,004	$495	$449,086	$414	$—	$910,999

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$42	$—	42
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,117	—	—	6,117
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	43,358	—	—	—	—	43,358

	$—	$43,358	$—	$6,117	$42	$—	$49,517

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended February 28, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$25,848	$—	$25,848
Forward foreign currency exchange contracts	—	—	—	(2,157,923)	—	—	(2,157,923)
Options purchased(a)	—	—	—	—	(1,662)	—	(1,662)
Swaps		907,638	98,173		28,066		1,033,877

	$—	$907,638	$98,173	$(2,157,923)	$52,252	$—	$(1,099,860)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$495	$—	$363	$—	$858
Forward foreign currency exchange contracts	—	—	—	214,695	—	—	214,695
Swaps	—	(232,789)	—	—	—		(232,789)

	$—	$(232,789)	$495	$214,695	$363	$—	$(17,236)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,825
Average notional value of contracts — short	$888,364
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$35,190,365
Average amounts sold — in USD	$1,076,643
Options:
Average value of option contracts purchased	$78
Credit default swaps:
Average notional value — buy protection	$1,182,817
Average notional value — sell protection	$19,180,181
Total return swaps:
Average notional amount	$412,500

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$—	$1,359
Swaps — Centrally cleared	—	47,143
Forward foreign currency exchange contracts	449,086	6,117
Swaps — OTC(a)	307,839	43,358

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$756,925	$97,977

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(48,502)

Total derivative assets and liabilities subject to an MNA	$756,925	$49,475

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid (received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$28,430	$—	$—	$—	$28,430
Barclays Bank PLC	117,446	—	—	—	117,446
BNP Paribas S.A.	11,863	—	—	—	11,863
Citibank N.A.	177	(177)	—	—	—
Credit Suisse International	3,847	—	—	—	3,847
Goldman Sachs International	299,605	(40,674)	—	(258,931)	—
HSBC Bank PLC	283,648	(6,117)	—	—	277,531
J.P. Morgan Chase Bank N.A.	185	(185)	—	—	—
The Toronto-Dominion Bank	11,724	—	—	—	11,724

	$756,925	$(47,153)	$—	$(258,931)	$450,841

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Citibank N.A.	$597	$(177)	$—	$—	$420
Goldman Sachs International	40,674	(40,674)	—	—	—
HSBC Bank PLC	6,117	(6,117)	—	—	—
J.P. Morgan Chase Bank N.A.	2,087	(185)	—	—	1,902

	$49,475	$(47,153)	$—	$—	$2,322

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$76,104,178	$725,000	$76,829,178
Common Stocks	1,194,353	163,782	3,224,021	4,582,156
Corporate Bonds	—	386,944,010	10,179,073	397,123,083
Floating Rate Loan Interests	—	569,635,419	40,446,123	610,081,542
Preferred Securities	1,886,519	9,528,994	—	11,415,513
Rights	—	—	37,223	37,223
Unfunded Floating Rate Loan Interests(a)	—	3,304	—	3,304

	$3,080,872	$1,042,379,687	$54,611,440	$1,100,071,999

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$154,109	$—	$154,109
Forward foreign currency contracts	—	449,086	—	449,086
Equity contracts	495	—	—	495
Interest rate contracts	414	—	—	414
Liabilities:
Credit contracts	—	(40,674)	—	(40,674)
Forward foreign currency contracts	—	(6,117)	—	(6,117)
Interest rate contracts	(42)	—	—	(42)

	$867	$556,404	$—	$557,271

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $338,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended February 28, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of February 28, 2017	$2,519,729	$1,800,000	$10,591,604	$15,974,274	$12	$81,663	$29,644	$30,996,926
Transfers into Level 3(a)	—	—	—	5,943,873	—	—	—	5,943,873
Transfers out of Level 3(b)	—	(1,800,000)	—	(3,985,466)	—	—	—	(5,785,466)
Other(c)	28,204	—	—	—	—	(28,204)	—	—
Accrued discounts/premiums	—	—	—	190,679	—	—	—	190,679
Net realized gain (loss)	23,536	—	3,419,220	(852,632)	(276,698)	—	28,869	2,342,295
Net change in unrealized appreciation (depreciation)(d),(e)	685,434	—	(3,040,552)	261,580	346,063	(16,236)	(29,644)	(1,793,355)
Purchases	—	725,000	10,950,847	34,952,003	—	—	—	46,627,850
Sales	(32,882)	—	(11,742,046)	(12,038,188)	(69,377)	—	(28,869)	(23,911,362)

Closing balance, as of February 28, 2018	$3,224,021	$725,000	$10,179,073	$40,446,123	$—	$37,223	$—	$54,611,440

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018	$704,288	$—	$(387,034)	$337,504	$—	$(16,234)	$(793)	$637,731

(a)	As of February 28, 2017, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	As of February 28, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2018	BlackRock Debt Strategies Fund, Inc. (DSU)

(c)	Certain Level 3 investments were re-classified between Common Stocks and Rights.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(e)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $41,058,497. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$3,224,021	Market	EBITDA Multiple(a)	5.38x - 8.13x	6.73x
			Liquidity Discount(b)	8%	—
			Volatility(b)	24%	—
			Time to Exit(b)	0.8 years	—
Corporate Bonds	10,179,073	Market	EBITDA Multiple(a)	6.50x	—
			Liquidity Discount(b)	8%	—
			Volatility(a)	24%	—
			Time to Exit(a)	0.8 years	—
Floating Rate Loan Interests	149,849	Income	Discount Rate(b)	5%	—

	$13,552,943

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Statement of Assets and Liabilities

February 28, 2018

DSU

ASSETS
Investments at value — unaffiliated (cost — $1,119,142,521)	$1,100,068,695
Cash	1,208,459
Cash pledged:
Centrally cleared swaps	1,602,000
Futures contracts	10,000
Foreign currency at value (cost — $105,188)	103,053
Receivables:
Investments sold	13,430,154
Interest — unaffiliated	9,108,001
Dividends — affiliated	1,007
Swap premiums paid	306,895
Unrealized appreciation on:
Forward foreign currency exchange contracts	449,086
Unfunded floating rate loan interests	3,304
OTC derivatives	944
Prepaid expenses	15,669
Other assets	34,954

Total assets	1,126,342,221

LIABILITIES
Cash received as collateral for OTC derivatives	440,000
Payables:
Bank borrowings	338,000,000
Investments purchased	43,702,133
Interest expense	603,081
Investment advisory fees	457,296
Other accrued expenses	374,442
Directors’ and Officer’s fees	319,693
Income dividends	143,282
Variation margin on centrally cleared swaps	47,143
Variation margin on futures contracts	1,359
Swap premiums received	2,684
Unrealized depreciation on:
OTC derivatives	40,674
Forward foreign currency exchange contracts	6,117
Contingencies(a)	—

Total liabilities	384,137,904

NET ASSETS	$742,204,317

NET ASSETS CONSIST OF
Paid-in capital	$828,288,250
Distributions in excess of net investment income	(649,167)
Accumulated net realized loss	(66,912,174)
Net unrealized appreciation (depreciation)	(18,522,592)

Net Assets	$742,204,317

Net asset value, based on net assets of $742,204,317 and 58,791,928 shares outstanding, 400 million shares authorized, $0.10 par value	$12.62

(a)	See Note 12 of the Notes to Financial Statements for details of contingencies.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended February 28, 2018

DSU (a)

INVESTMENT INCOME
Interest- unaffiliated	$60,550,239
Dividends — affiliated	274,626
Dividends — unaffiliated	28,162

Total investment income	60,853,027

EXPENSES
Investment advisory	6,111,768
Professional	502,194
Accounting services	165,941
Directors and Officer	99,040
Transfer agent	97,760
Custodian	70,465
Printing	31,071
Registration	27,057
Miscellaneous	75,525

Total expenses excluding interest expense and income tax	7,180,821

Interest expense	6,961,014
Income tax	17,835

Total expenses	14,159,670
Less fees waived by the Manager	(26,613)

Total expenses after fees waived	14,133,057

Net investment income	46,719,970

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,448,493
Investments — affiliated	508,287
Futures contracts	25,848
Forward foreign currency exchange contracts	(2,157,923)
Foreign currency transactions	3,453
Capital gain distributions from investment companies — affiliated	13
Payment by affiliate	2,627
Swaps	1,033,877

9,864,675

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,751,394)
Investments — affiliated	(475,323)
Futures contracts	858
Forward foreign currency exchange contracts	214,695
Foreign currency translations	(28,634)
Swaps	(232,789)
Unfunded floating rate loan interests	(520)

(14,273,107)

Net realized and unrealized loss	(4,408,432)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,311,538

(a)	Consolidated Statement of Operations through November 30, 2017.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	DSU (a)
	Year Ended February 28,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,719,970	$45,703,051
Net realized gain	9,864,675	3,553,260
Net change in unrealized appreciation (depreciation)	(14,273,107)	78,291,323

Net increase in net assets resulting from operations	42,311,538	127,547,634

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(49,464,126)	(46,740,255)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(31,452,392)	(9,233,758)

NET ASSETS
Total increase (decrease) in net assets	(38,604,980)	71,573,621
Beginning of year	780,809,297	709,235,676

End of year	$742,204,317	$780,809,297

Undistributed (distributions in excess of) net investment income, end of year	$(649,167)	$3,238,048

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended February 28, 2018

DSU (a)

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$42,311,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	694,350,187
Purchases of long-term investments	(679,395,707)
Amortization of premium and accretion of discount on investments and other fees	(518,670)
Paid-in-kind income	(1,528,235)
Net realized loss on investments	(10,777,868)
Net unrealized gain on investments, swaps, foreign currency translations and unfunded floating rate loan interests	14,030,864
(Increase) Decrease in Assets:
Cash pledged:
Futures contracts	2,000
Centrally cleared swaps	29,000
Receivables:
Interest — unaffiliated	1,715,797
Dividends — affiliated	232
Variation margin on futures contracts	276
Variation margin on centrally cleared swaps	5,446
Swap premiums paid	(305,162)
Prepaid expenses	28,772
Other assets	22,446
Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	440,000
Payables:
Investment advisory fees	1,804
Interest expense and fees	220,766
Directors’ and Officer’s	27,611
Variation margin on futures contracts	1,359
Variation margin on centrally cleared swaps	47,143
Other accrued expenses	(319,533)
Swap premiums received	1,103

Net cash provided by operating activities	60,391,169

CASH USED FOR FINANCING ACTIVITIES
Proceeds from bank borrowings	367,000,000
Payments on bank borrowings	(347,000,000)
Net payments on Common Shares redeemed	(32,209,555)
Cash dividends paid to Common Shareholders	(49,418,614)
Decrease in bank overdraft	(2,674,126)

Net cash used for financing activities	(64,302,295)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(2,102)

CASH AND FOREIGN CURRENCY
Net decrease in cash and foreign currency at value	(3,913,228)
Cash and foreign currency at value at beginning of year	5,224,740

Cash and foreign currency at value at end of year	$1,311,512

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,740,248

(a)	Consolidated Statement of Cash Flows through November 30, 2017.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

(For a share outstanding throughout each period)

	DSU (a)
	Year Ended February 28,				Year Ended February 29, 2016 (i)		Year Ended February 28,
	2018		2017				2015 (i)	2014 (i)
Net asset value, beginning of year	$12.70		$11.38		$12.87		$13.32	$13.15

Net investment income(b)	0.78		0.73		0.77		0.87	0.90
Net realized and unrealized gain (loss)	(0.04)		1.34		(1.46)		(0.43)	0.28

Net increase (decrease) from investment operations	0.74		2.07		(0.69)		0.44	1.18

Distributions(c)
From net investment income	(0.82)		(0.75)		(0.80)		(0.89)	(0.99)
From return of capital	—		—		—		—	(0.02)

Total distributions	(0.82)		(0.75)		(0.80)		(0.89)	(1.01)

Net asset value, end of year	$12.62		$12.70		$11.38		$12.87	$13.32

Market price, end of year	$11.47		$11.68		$9.96		$11.43	$12.24

Total Return(d)
Based on net asset value	6.60	%(e)	19.57%		(4.73)%		4.15%	9.91%

Based on market price	5.35%		25.53%		(6.03)%		0.66%	(0.81)%

Ratios to Average Net Assets
Total expenses	1.86%		1.36	%(f)	1.18	%(g)	1.24%	1.38	%(h)

Total expenses after fees waived and paid indirectly	1.85%		1.35	%(f)	1.18	%(g)	1.24%	1.38	%(h)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and income tax	0.94%		0.87	%(f)	0.84	%(g)	0.89%	1.00	%(h)

Net investment income	6.12%		6.04%		6.29%		6.68%	6.80%

Supplemental Data
Net assets, end of year (000)	$742,204		$780,810		$709,236		$801,887	$829,737

Borrowings outstanding, end of year (000)	$338,000		$318,000		$190,000		$295,000	$315,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,196		$3,455		$4,733		$3,719	$3,634

Portfolio turnover rate	59%		55%		41%		54%	54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.
(i)	Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of DSU include the account of DSU Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by the Fund, was dissolved. The Taxable Subsidiary enabled DSU to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the directors’ and officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Convergint Technologies LLC	$58,578	$58,432	$58,469	$37
Lakeland Tours, LLC	79,443	79,244	80,312	1,068
Mitchell International, Inc.	300,469	298,967	301,166	2,199

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

Distribution Fees: The Fund had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, the Fund is no longer actively engaged in a Shelf Offering, has no effective registration statement or current prospectus and the Distribution Agreement has been terminated.

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended February 28, 2018, the amounts waived were $1,218.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the year ended February 28, 2018, the Fund waived $25,395 in investment advisory fees pursuant to this arrangement.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: During the year ended February 28, 2018, the Fund received a reimbursement of $2,627 from an affiliate, which is shown as payment by affiliate in the Statement of Operations, related to an operating error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended February 28, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$1,010,294	$—	$—

7.	PURCHASES AND SALES

For the year ended February 28, 2018, purchases and sales of investments including paydowns and excluding short-term securities, were $671,112,379 and $702,201,042, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, securities in default, income recognized from pass-through entities liquidating distribution on a wholly-owned subsidiary and expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(158,130,127)
Distributions in excess of net investment income	(1,143,059)
Accumulated net realized loss	159,273,186

The tax character of distributions paid was as follows:

	2/28/2018	2/28/2017
Ordinary income	$49,480,569	$46,667,038

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$302,496
Capital loss carryforwards	(66,622,565)
Net unrealized losses(a)	(19,763,864)

Total	$(86,083,933)

(a)	The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of compensation to directors and the classification of investments.

As of February 28, 2018 the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires
No expiration date(a)	$50,320,575
2019	16,301,990

Total	$66,622,565

(a)	Must be utilized prior to losses subject to expiration.

During the year ended February 28, 2018, the fund utilized $11,032,333 of its capital loss carryforward.

As of February 28, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,119,435,889

Gross unrealized appreciation	$16,028,476
Gross unrealized depreciation	(35,280,765)

Net unrealized depreciation	$(19,252,289)

9.	BANK BORROWINGS

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $377,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, the Fund paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2018, the average amount of bank borrowings and the daily weighted average interest rates for DSU for loans under the revolving credit agreements were $348,104,110 and 2.00%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

On September 6, 2017, the Board approved a renewal of the Fund’s continued participation in an open market share repurchase program. Pursuant to such renewal, the Fund may purchase beginning on December 1, 2017 through November 30, 2018, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in the Fund’s Statements of Changes in Net Assets.

For the years shown, shares repurchased and cost, including transaction costs were as follows:

Year Ended February 28,	Shares	Amount
2018	2,707,359	$31,452,392
2017	805,119	9,233,758

On February 16, 2018, the Board approved the Fund’s adoption of a three-year discount management program (the “Program”) that is expected to end in 2020. Under the Program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period. The Board approved the Fund offering to repurchase 10% of its outstanding common shares for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018, as the discount trigger was met. The results of the second and third measurement periods, and any action approved by the Board as a result, will be announced promptly after the end of each applicable measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823 for the Fund.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.0685 per share on March 29, 2018 to Common Shareholders of record on March 15, 2018.

Additionally, the Fund declared a net investment income dividend of $0.0685 per share on April 2, 2018 payable to Common Shareholders of record on April 16, 2018.

As a result of the first Measurement Period under the Program, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. The tender offer expired on April 17, 2018 and the fund purchased 5,879,192 common shares at a purchase price of $12.4068 per share, for a total amount of $72,941,959.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

BlackRock Debt Strategies Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Debt Strategies Fund, Inc. (the “Fund”), as of February 28, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (through November 30, 2017, all statements and financial highlights were consolidated). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (through November 30, 2017, all statements and financial highlights were consolidated), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

April 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended February 28, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund.

Interest-Related Dividends for Non-US Residents (a)
March 2017	64.49%
April 2017 — January 2018	73.50
February 2018	100

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	49

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	51

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Director of the Fund.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Director of the Fund.

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Transfer Agent	Legal Counsel
Computershare Trust Company, N.A.	Skadden, Arps, Slate, Meagher & Flom LLP
Canton, MA 02021	Boston, MA 02116

Custodian and Accounting Agent	Address of the Fund
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

DIRECTOR AND OFFICER INFORMATION	53

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time purchase shares of its common stock in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

CDO	Collateralized Debt Obligations
CLO	Collateralized Loan Obligation
DIP	Debtor-In-Possession
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
PIK	Payment-In-Kind
USD	U.S. Dollar

ADDITIONAL INFORMATION	55

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2,4]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$96,600	$98,494	$0	$4,000	$15,400	$28,902	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2,4]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 Includes fees for the Fund and the Fund’s subsidiary.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$15,400	$32,902

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi W. Carl Kester Catherine A. Lynch Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, C. Adrian Marshall, Managing Director at BlackRock and

Mitchell Garfin, Managing Director at BlackRock. Messrs. Keenan, Marshall and Garfin are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan and Marshall have been members of the Fund’s management team since 2009. Mr. Garfin has been a member of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C.Adrian Marshall	Managing Director of BlackRock since 2013; Director of BlackRock from 2007 to 2013; Vice President of BlackRock from 2004 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.

  (a)(2) As of February 28, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	13	20	21	0	0	5
	$25.62 Billion	$12.22 Billion	$9.62 Billion	$0	$0	$1.01 Billion
C. Adrian Marshall	5	26	14	0	0	0
	$2.51 Billion	$10.50 Billion	$2.90 Billion	$0	$0	$0
Mitchell Garfin	14	10	25	0	0	5
	$21.55 Billion	$6.28 Billion	$11.16 Billion	$0	$0	$1.10 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Marshall and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Marshall and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of February 28, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 28, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$10,001 - $50,000
C. Adrian Marshall	$10,001 - $50,000
Mitchell Garfin	$10,001 - $50,000

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased[1]	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs[1]	Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2017	159,806	$11.5794	159,806	697,249
October 1-31, 2017	145,328	$11.7583	145,328	551,921
November 1-30, 2017	193,145	$11.6039	193,145	358,776

December 1-31, 2017	78,410	$11.6365	78,410	2,899,756
January 1-31, 2018	402,756	$11.6724	402,756	2,497,000
February 1-28, 2018	274,868	$11.5670	274,868	2,222,132
Total:	1,254,313	$11.6346	1,253,313	2,222,132

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (3,115,220 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended February 28, 2018. The Fund did not engage in any securities lending activity during the fiscal year ended February 28, 2018.

BlackRock Debt Strategies Fund, Inc.
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2018